                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               EMCORE CORPORATION
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                               EMCORE CORPORATION
                              394 ELIZABETH AVENUE
                           SOMERSET, NEW JERSEY 08873


              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 16, 2000

              -----------------------------------------------------



To the Shareholders of
EMCORE Corporation:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of EMCORE Corporation (the "Company"), will be held at 10:00 A.M. local time, on Wednesday, February 16, 2000, at the Marriott Hotel, 110 Davidson Avenue, Somerset, New Jersey 08873, for the following purposes:

         (1)      To elect three members to the Company's Board of Directors;

         (2) To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending September 30, 2000;

         (3)      To approve EMCORE's 2000 Stock Option Plan;

         (4)      To approve EMCORE's Employee Stock Purchase Plan; and

         (5) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on January 3, 2000 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                             By Order of the Board of Directors,

                             /s/ Howard W. Brodie

                             HOWARD W. BRODIE
                             SECRETARY



Somerset, New Jersey
January 14, 2000

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                               EMCORE CORPORATION
                              394 ELIZABETH AVENUE
                           SOMERSET, NEW JERSEY 08873

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          WEDNESDAY, FEBRUARY 16, 2000

         This Proxy Statement is being furnished to shareholders of record of EMCORE Corporation ("EMCORE" or the "Company") as of January 3, 2000, in connection with the solicitation on behalf of the Board of Directors of EMCORE of proxies for use at the Annual Meeting of Shareholders to be held on Wednesday, February 16, 2000 at 10 o'clock a.m. (E.S.T.), at the Marriott Hotel, 110 Davidson Avenue, Somerset, New Jersey 08873, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date that this Proxy Statement and the enclosed proxy are first being sent to shareholders is January 14, 2000. Shareholders should review the information provided herein in conjunction with the Company's 1999 Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 394 Elizabeth Avenue, Somerset, New Jersey 08873, and its telephone number is (732) 271-9090.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1)      To elect three members to the Company's Board of Directors;

         (2) To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending September 30, 2000;

         (3)      To approve EMCORE's 2000 Stock Option Plan;

         (4)      To approve EMCORE's Employee Stock Purchase Plan; and

         (5) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (1) FOR the election of the nine nominees for director named below, (2) FOR ratification of the independent auditors named below, (3) FOR the approval of EMCORE's 2000 Stock Option Plan, (4) FOR the approval of EMCORE's Employee Stock Purchase Plan; and (5) by the proxies in their discretion upon any other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         As of the close of business on January 3, 2000 (the "Record Date"), the Company had 13,774,631 shares of no par value common stock ("Common Stock") and 657,143 shares of Series I Redeemable Convertible Preferred Stock, par value $.0001 (the "Series I Preferred Stock" and together with the Common Stock the "Capital Stock"). Each share of Capital Stock is entitled to one vote on all matters presented at the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Capital Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Attendance at the Annual Meeting will be limited to shareholders as of the Record Date, their authorized representatives and guests of the Company.

         If the enclosed proxy is signed and returned, it may nevertheless, be revoked at any time prior to the voting thereof at the pleasure of the shareholder signing it, either by a written notice of revocation received by the person or persons named therein or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof.

         Proxies in the accompanying form will be voted in accordance with the instructions indicated thereon, and, if no such instructions are indicated, will be voted in favor of the nominees for election as directors named below and for the other proposals herein.

         The vote required for approval of each of the proposals before the shareholders at the Annual Meeting is specified in the description of such proposal below. For the purpose of determining whether a proposal has received the required vote, abstentions and broker non-votes will be included in the vote total, with the result that an abstention or broker non-vote, as the case may be will have the same effect as if no instructions were indicated.

PROPOSAL I: ELECTION OF DIRECTORS

         Pursuant to EMCORE's Restated Certificate of Incorporation, the Board of Directors of EMCORE is divided into three classes as set forth in the following table. Each Class consists of three directors. The directors in each class hold office for staggered terms of three years. The three Class C directors, Messrs. Shigeo Takayama, Hugh H. Fenwick and Thomas G. Werthan whose present terms expire in 2000, are being proposed for new three year terms (expiring in 2003) at this Annual Meeting.

         The shares represented by proxies returned executed will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors named below. If, as a result of circumstances not known or unforeseen, any of such nominees shall be unavailable to serve as director, proxies will be voted for the election of such other person or persons as the Board of Directors may select. Each nominee for director will be elected by a plurality of votes cast at the Annual Meeting of Shareholders. Proxies will be voted FOR the election of the three nominees unless instructions to "withhold" votes are set forth on the proxy card. Withholding votes will not influence voting results. Abstentions may not be specified as to the election of directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE THREE NOMINEES FOR THE BOARD OF DIRECTORS NAMED BELOW.

         The following tables set forth certain information regarding the members of and nominees for the Board of Directors:

                                                        Class and
                                                         Year in
        Name and Other                                  Which Term                Principal               Served as
          Information                   Age            Will Expire               Occupation            Director Since
--------------------------------     ----------     -------------------    ------------------------    ----------------
                                  NOMINEES FOR ELECTION AT THE 2000 ANNUAL MEETING
                                  ------------------------------------------------

Hugh H. Fenwick(1)(3)                   62               Class C           Mayor of Bernardsville      1990-1995 &
                                                           2003            New Jersey                  1997

Thomas G. Werthan                       43               Class C           Vice President -            1992
                                                           2003            Finance and
                                                                           Administration, Chief
                                                                           Financial Officer,
                                                                           EMCORE Corporation

Shigeo Takayama(3)                      83               Class C           Chairman, President &       1997
                                                           2003            Founder of Hakuto Co.,
                                                                           Ltd.

                                           DIRECTORS WHOSE TERMS CONTINUE
                                           ------------------------------

Thomas J. Russell(1)(2)                 67               Class A           Chairman of the Board,      1995
                                                           2002            EMCORE Corporation

Reuben F. Richards, Jr.(2)              44               Class A           President and Chief         1995
                                                           2002            Executive Officer,
                                                                           EMCORE Corporation

John J. Hogan, Jr.                      49               Class A           President of private        1999
                                                           2002            investment management
                                                                           company

Richard A. Stall(2)                     43               Class B           Vice President -            1996
                                                           2001            Technology, EMCORE
                                                                           Corporation

Robert Louis-Dreyfus                    52               Class B           Chairman of the Board       1997
                                                           2001            of Directors and Chief
                                                                           Executive Officer of
                                                                           Adidas AG

Charles Scott (1)(3)                    50               Class B           Chairman, Cordiant          1998
                                                                           Communications Group
                                                                           plc


------------------------
(1)  Member of Compensation Committee
(2)  Member of Nominating Committee
(3)  Member of Audit Committee

                        DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is certain information with respect to each of the nominees for the office of director and other executive officers of EMCORE.

         THOMAS J. RUSSELL, PH.D. -- Dr. Russell has been a director of the Company since May 1995 and was elected Chairman of the Board on December 6, 1996. Dr. Russell founded Bio/Dynamics, Inc. in 1961 and managed the company until its acquisition by IMS International in 1973, following which he served as President of that company's Life Sciences Division. From 1984 until 1988, he served as Director, then as Chairman of IMS International until its acquisition by Dun & Bradstreet in 1988. From 1988 to 1992, he served as Chairman of Applied Biosciences, Inc. Since 1992, he has been an investor and director of several companies. Dr. Russell currently serves as a director of Cordiant plc and Adidas AG. Dr. Russell is one of three trustees of the AER 1997 Trust.

         REUBEN F. RICHARDS, JR. -- Mr. Richards joined the Company in October 1995 as its President and Chief Operating Officer and became Chief Executive Officer in December 1996. Mr. Richards has been a director of the Company since May 1995. From September 1994 to December 1996, Mr. Richards was a Senior Managing Director of Jesup & Lamont Capital Markets Inc. ("Jesup & Lamont" (an affiliate of a registered broker-dealer). From December 1994 to 1997, he was a member and President of Jesup & Lamont Merchant Partners, L.L.C. From 1992 through 1994, Mr. Richards was a principal with Hauser, Richards & Co., a firm engaged in corporate restructuring and management turnarounds. From 1986 until 1992, Mr. Richards was a Director at Prudential-Bache Capital Funding in its Investment Banking Division. Mr. Richards also serves on the boards of the Company's two joint ventures, GELcore LLC and UOE LLC.

         THOMAS G. WERTHAN -- Mr. Werthan joined the Company in 1992 as its Chief Financial Officer, Vice President--Finance and Administration and a director. Mr. Werthan is a Certified Public Accountant and has over sixteen years experience in assisting high technology, venture capital financed growth companies. Prior to joining the Company in 1992, he was associated with The Russell Group, a venture capital partnership, as Chief Financial Officer for several portfolio companies. The Russell Group was affiliated with Thomas J. Russell, Chairman of the Board of Directors of the Company. From 1985 to 1989, Mr. Werthan served as Chief Operating Officer and Chief Financial Officer for Audio Visual Labs, Inc., a manufacturer of multimedia and computer graphics equipment.

         RICHARD A. STALL, PH.D. -- Dr. Stall became a director of the Company in December 1996. Dr. Stall helped found the Company in 1984 and has been Vice President--Technology at the Company since October 1984, except for a sabbatical year in 1993 during which Dr. Stall acted as a consultant to the Company and his position was left unfilled. Prior to 1984, Dr. Stall was a member of the technical staff of AT&T Bell Laboratories and was responsible for the development of MBE technologies. He has co-authored more than 75 papers and holds four patents on MBE and MOCVD technology and the characterization of compound semiconductor materials.

         ROBERT LOUIS-DREYFUS -- Mr. Louis-Dreyfus has been a director of the Company since March 1997. Mr. Louis-Dreyfus has been the Chairman of the Board of Directors and Chief Executive Officer of Adidas AG since April 1993. Prior to that time, he had been from 1990 until 1993 the Chief Executive Officer of Saatchi & Saatchi plc (now Cordiant plc) and a director of Saatchi & Saatchi plc from January 1990 until December 1994. Since 1992, he has been an investor and a director of several other companies. From 1982 until 1988, he served as Chief Operating Officer (1982 to 1983) and then as Chief Executive Officer (from 1984 to 1988) of IMS International until its acquisition by Dun & Bradstreet in 1988.

         HUGH H. FENWICK -- Mr. Fenwick served as a director of the Company from 1990 until 1995, and was again elected to serve on the Company's Board of Directors in June 1997. Since 1992, Mr. Fenwick has been a private investor, and he currently holds the office of Mayor of Bernardsville, New Jersey, to which he was elected in 1994. From 1990 until 1992, Mr. Fenwick was the Executive Director of the Alliance for Technology Management at the Stevens Institute in Hoboken, New Jersey. Prior to that time, Mr. Fenwick worked as a marketing executive with Lockheed Electronics and with Alenia (formerly Selenia), an Italian subsidiary of Raytheon.

         SHIGEO TAKAYAMA -- Mr. Takayama became a director of the Company in July 1997. Mr. Takayama is the President of Hakuto Co., Ltd. ("Hakuto"), which he founded in the 1950's and which is the Company's distributor in Japan, China and Singapore. Mr. Takayama is a Director Emeritus of Semiconductor Equipment & Material International (SEMI), Chairman of the Japan Electronics Products Importers Association (JEPIA), and Director of the Japan Machinery Importers' Association (JMIA). Mr. Takayama is also a director of Temptronic Corp., a semiconductor test equipment manufacturer in Newton, Massachusetts, and of Anatel Corp., a TOC high-purity water monitor manufacturer in Boulder, Colorado.

         CHARLES SCOTT -- Mr. Scott has served as a director of the Company since February 1998. Mr. Scott is presently Chairman of Cordiant Communications Group plc, the successor corporation of the Saatchi & Saatchi Advertising Group. He joined Saatchi & Saatchi Company in 1990 and served as Chief Financial Officer until 1992 when he was appointed Chief Operating Officer. In 1993, he became Chief Executive Officer and held that position until 1996 when he assumed the title of Chairman.

         JOHN J. HOGAN, JR. -- Mr. Hogan has served on the Company's Board of Directors since February 1999. Mr. Hogan has been President of a private investment management company since October 1997. Prior to that time, he had been with the law firm of Dewey Ballantine since 1969. He also serves as a director of several other corporations and is a former executive officer and/or director of various subsidiaries of S.A. Louis Dreyfus en Cie.

EXECUTIVE OFFICERS:

         THOMAS M. BRENNAN, 45, joined the Company as a result of the Company's acquisition of MicroOptical Devices, Inc. ("MODE") on December 5, 1997 and now serves as a Vice President of the Company. Prior to co-founding MODE in 1995, Mr. Brennan was a senior member of the technical staff at Sandia National Laboratories from 1986 to 1996. At Sandia, he focused his efforts on the material growth of III-V compound semiconductors, reactor design, in-situ reactor diagnostics, and material characterization. His responsibilities and activities included growth of some of the first VCSEL material at Sandia and in the U.S., and development of new and unique manufacturing techniques for VCSEL material growth. Prior to joining Sandia, Mr. Brennan was a member of the technical staff at AT&T Bell Laboratories from 1980 to 1984. At both facilities, he focused his efforts on epitaxial materials growth and characterization, and epitaxial reactor design. He has published more than 100 articles and holds twelve patents issued and pending.

         HOWARD W. BRODIE, 32, joined the Company in August 1999 and serves as Vice President, General Counsel and Secretary of the Company. From September 1995 to August 1999, Mr. Brodie was an Associate at the law firm of White & Case LLP, a New York law firm that has served as outside counsel to the Company since 1997. While at White & Case LLP, Mr. Brodie practiced securities law and mergers and acquisitions. Mr. Brodie has worked on EMCORE matters since 1998, helping to negotiate and structure the joint ventures with General Electric Lighting, Union Miniere, Inc. and Optek Technology Inc. and assisting in the Company's public offering which closed in June 1999. From August 1994 to August 1995, Mr. Brodie served as a judicial law clerk to Chief Judge Gilbert S. Merritt on the Sixth Circuit Court of Appeals.

         ROBERT P. BRYAN, PH.D., 34, joined the Company as a result of the Company's acquisition of MODE on December 5, 1997 and now serves as a Vice President of the Company. Prior to co-founding MODE in 1995, he was a co-founder of Vixel Corporation in 1992, a Bloomfield, Colorado company which, at the time, was the first commercial company to develop and manufacture VCSEL devices for data links. He was the specific oversight executive for optoelectronic product development, including all engineering management to include all components and products. From 1990 to 1992, he was a senior member of the technical staff at Sandia National Laboratories where his research focused on the areas of VCSEL design, fabrication and characterization.

         CRAIG W. FARLEY, PH.D., 40, joined the Company in June 1998 as Vice President-Wafer Manufacturing. Dr. Farley has experience in all phases of compound semiconductor device design and manufacturing. Prior to joining EMCORE, he spent 11 years at Rockwell International Corporation ("Rockwell") where he served as a member of the technical staff at Rockwell's Science Center from 1987 to 1994 and as Manager of Advanced Device Technology for Rockwell's Gallium Arsenide Manufacturing facility from 1994 to 1998.

         DAVID D. HESS, 38, joined the Company in 1989 as General Accounting Manager. He was named Controller in 1990. Mr. Hess is a Certified Public Accountant and has more than ten years experience in monitoring and controlling all phases of product and process cost and general accounting systems. Prior to his employment at EMCORE, he held several positions as cost accounting manager, divisional accountant and inventory control supervisor in manufacturing firms such as Emerson Quiet Kool (air conditioner manufacturers), Huls, North America (paint/solvent processors), and Brintec Corporation (screw machine manufacturers).

         WILLIAM J. KROLL, 55, joined the Company in 1994 as Vice President--Business Development and in 1996 became Executive Vice President--Business Development. Prior to 1994, Mr. Kroll served for seven years as Senior Vice President of Sales and Marketing for Matheson Gas Products, Inc., a manufacturer and distributor of specialty gases and gas control and handling equipment. In that position, Mr. Kroll was responsible for $100 million in sales and 700 employees worldwide. Prior to working at Matheson Gas Products, Mr. Kroll was Vice President of Marketing for Machine Technology, Inc., a manufacturer of semiconductor equipment for photoresist or applications, plasma strip, and related equipment.

         TOM MIEHE, 40, joined the Company in 1997 as Marketing Manager for the E(2)M Division prior to becoming Director of Marketing and Sales at corporate headquarters in Somerset. In March of 1999, Mr. Miehe assumed the post of Corporate Vice President, Sales and Marketing. Prior to joining the Company, Mr. Miehe worked at Sumitomo Electric. He held various positions at Sumitomo, the last being Senior manager Sales & Marketing for compound semiconductor products.

         PAUL ROTELLA, 44, joined the Company in 1996 as Director of Manufacturing and has served as Vice President of TurboDisc(TM) Manufacturing since October 1997. Prior to 1996, Mr. Rotella served for three years as worldwide Manufacturing Operations Manager for Datacolor International, a manufacturer of color measurement and control instrumentation. Prior to working at Datacolor International, Mr. Rotella spent 18 years with AlliedSignal Inc., where he held various positions including Manufacturing Engineer, Manufacturing Engineering Manager and Program Manager of Quality Improvement Systems.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of January 3, 2000 certain information regarding the beneficial ownership of voting Capital Stock by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") known by the Company to be the beneficial owner of more than 5% of the voting Common Stock,
(ii) each executive officer of the Company, (iii) each director and nominee and
(iv) all directors and executive officers as a group (16 persons). Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has the sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to common property laws, where applicable. Unless otherwise indicated, the address of each of the beneficial owners is c/o the Company, 394 Elizabeth Avenue, Somerset, New Jersey 08873.

                                                                                       Shares              Percent of
                                                                                    Beneficially          Common Stock
Name                                                                                   Owned
----------------------------------------------------------------------------     -------------------     ---------------
Thomas J. Russell(1)                                                                2,464,991                  16.25%
Reuben F. Richards, Jr.(2)                                                            543,957                   3.70%
Thomas G. Werthan(3)                                                                  120,791                   *
Richard A. Stall(4)                                                                   167,035                   1.15%
Robert Louis-Dreyfus(5)                                                             1,650,958                  11.11%
William J. Kroll(6)                                                                    77,178                   *
David D. Hess(7)                                                                       13,836                   *
Hugh H. Fenwick(8)                                                                      7,891                   *
Thomas Brennan(9)                                                                     225,638                   1.56%
Robert Bryan(10)                                                                      217,638                   1.50%

Shigeo Takayama(11)                                                                   706,653                   4.81%
Charles Scott                                                                           4,381                   *
John J. Hogan, Jr.                                                                        524                   *
Craig Farley(12)                                                                       10,000                   *
Howard W. Brodie                                                                            -                   *
Thomas Miehe(13)                                                                            -                   *
Paul Rotella(14)                                                                        8,578                   *

All directors and executive officers as a group (14 persons)(12)                    6,222,549                  37.70%

The AER 1997 Trurst(14)                                                             1,690,022                  11.42%
Gallium Enterprises, Inc.(15)                                                       1,650,958                  11.11%
Union Miniere Inc.(16)                                                                392,857                   2.72%
Hakuto Co., Ltd.                                                                      706,653                   4.81%
IG Investment Management(17)                                                          918,700                   6.37%

-----------------------
*      Less than 1.0%
       Includes shares and underlying warrants and options exercisable within 60 days of December 28, 1998
1) Includes 1,697,834 shares and warrants to purchase 741,657 shares of which 372,406 are held by The AER Trust.
2) Includes options to purchase 104,412 shares and warrants to purchase 149,952 shares.
3) Includes options to purchase 69,426 shares and warrants to purchase 23,586 shares.
4) Includes options to purchase 102,460 shares and warrants to purchase 30,012 shares.
5) Includes 1,218,047 shares and warrants to purchase 432,535 shares held by Gallium Enterprises Inc.
6) Includes options to purchase 24,272 shares and warrants to purchase 16,134 shares.
7) Includes options to purchase 9,083 shares and warrants to purchase 1,165 shares.
8)     Includes 183,987 shares and options to purchase 39,141 shares.
9)     Includes 175,987 shares and options to purchase 39,141 shares.
10) Includes 706,653 shares (including 264,285 shares of preferred stock) owned by Hakuto Co. Ltd.; Hakuto & Co. Ltd. is controlled by Shigeo Takayama.
11)    Includes options to purchase 10,000 shares.
12)    Includes options to purchase 6,000 shares.
13)    Includes options to purchase 8,578 shares.
14) Includes warrants to purchase 372,406 shares. Dr. Thomas J. Russell, one of three trustees for the AER Trust, is the Chairman of the Company. After January 13, 2002, Avery E. Russell, the daughter of Thomas J. Russell will be the primary beneficiary of the trust. The address of the trust is 117 Leabrook Lane, Princeton, NJ 08541.
15) Includes warrants to purchase 432,535 shares. Gallium Enterprises, Inc. is controlled by Robert Louis-Dreyfus, a member of the Board of Directors of the Company. The address of Gallium Enterprises, Inc. is 152 West 57th Street, 21st Floor, NYC, NY 10019.
16) Includes 392,857 shares of Series I Preferred Stock. The address of Union Miniere Inc. is 13847 West Virginia Drive, Lakewood, Colorado 80228.
17) The address of IG Investment Management Ltd. is One Canada Center, 447 Portage St. Winnipeg, BC, Canada R3C 3BS.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In July 1998, the Company and a wholly-owned subsidiary of Uniroyal Technology Corporation ("UTC") entered into a venture to produce and market compound semiconductor products. The Company has a non-controlling minority interest in the venture. The Company's rights under the venture agreement are protective and as such, the Company accounts for its interest in the venture under the equity method of accounting. The investment in this venture amounted to $6.0 million as of September 30, 1999, and has been classified as a component of other long-term assets. For the year ended September 30, 1999, the Company recognized a loss of $2.2 million related to this venture, which has been recorded as a component of other income and expense.

         The President of Hakuto, the Company's Asian distributor, is a member of the Company's Board of Directors and Hakuto is a minority shareholder of the Company. During the year ended September 30, 1999, sales made through Hakuto approximated $10.2 million.

         On June 22, 1998, the Company entered into an $8.0 million bank facility with First Union National Bank (the "1998 Agreement"). The 1998 Agreement was guaranteed by the Chairman and the Chief Executive Officer of the Company. In return for guaranteeing the facility, the Company granted the Chairman and the Chief Executive Officer an aggregate of 284,684 common stock purchase warrants at $11.375 per share which expire May 1, 2001. These warrants are callable at the Company's option at $0.85 per warrant at such time as the Company's common stock has traded at or above 150% of the exercise price for a period of 30 days. In connection with the Chairman's guarantee of the Company's bank facility through September 1999 and subsequent extension of that facility until a new bank line was secured by the Company in November, 1999, the Board of Directors has approved the granting of up to 300,000 warrants to the Chairman in return for his guarantee and several bridge loans.

         On September 17, 1998, the Company borrowed $7.0 million from its Chairman, Thomas J. Russell. The loan bears interest at 9.75% per annum. In addition, on October 23, 1998 the Company borrowed an additional $1.5 million from its Chairman on identical terms. The entire $8.5 million, borrowed from Mr. Russell was repaid from the proceeds of a private placement of preferred stock.

         On November 30, 1998, the Company completed a private placement (the "Private Placement") of an aggregate of 1,550,000 shares of Series I Preferred Stock to Hakuto, Union Miniere Inc. and UTC. The net proceeds to the Company from the Private Placement were approximately $21.2 million which has been used
(i) to repay $8.5 million of debt, plus interest, to the Company's Chairman of the Board, Dr. Thomas Russell, (ii) to fund the Company's $5.0 million portion of a joint venture between the Company and UTC to develop and manufacture HB LEDs and (iii) to fund the Company's $600,000 portion of a research and development joint venture with Union Miniere Inc. to develop alternative applications for germanium substrates. The remaining net proceeds from the Private Placement have been used to acquire capital equipment for the Company's Albuquerque, New Mexico manufacturing facility and for general working capital needs.

         In December 1997, certain warrant holders exercised warrants in connection with the acquisition of MODE by signing full recourse promissory notes to the Company. The Notes bear interest at 6% per annum and are due on May 1, 2001. Several of the warrant holders are members of the Company's Board of Directors and/or executive officers of the Company. The table below indicates the amount of the warrant transaction:

         NAME                               TITLE                      # EXERCISED               PRIN. AMOUNT
         ----                               -----                      -----------               ------------
         Thomas J. Russell (1)              Chairman                   766,559                   $3,127,560
         Reuben F. Richards, Jr.            CEO                        138,742                   $  566,067
         Robert Louis-Dreyfus (2)           Board member               645,181                   $2,632,338

(1) Transaction was via the 1997 AER Trust of which Thomas J. Russell is a trustee. Avery E. Russell the beneficiary of the AER 1997 is the daughter of Thomas J. Russell.
(2) Transaction via Gallium Enterprises, Inc. an entity 100% controlled by Robert Louis-Dreyfus.

         From time to time, the Company has lent money to certain of its executive officers and directors. Between October and December 1995, pursuant to the due authorization of the Company's Board of Directors, the Company lent $85,000 to Thomas G. Werthan, Vice President, Finance, Chief Financial Officer and a director of the Company. The promissory note executed by Mr. Werthan provides for forgiveness of the loan via bonuses payable to Mr. Werthan over a period of 25 years. The balance outstanding on the loan is currently $75,000. As of December 1999, the amount due on the loan from the Company to Reuben F. Richards, Jr., Chief Executive Officer and a director of the Company, is $215,121. The promissory note executed by Mr. Richards provides for forgiveness of the loan via bonuses payable to Mr. Richards.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on the Company's review of copies of all disclosure reports filed by Directors and executive officers of the Company pursuant to Section 16(a) of the Exchange Act, as amended, the Company believes that there was compliance with all filing requirements of Section 16(a) applicable to Directors and executive officers of the Company during the fiscal year, except for a Form 3 filed by Mr. Hogan and a Form 4 by Mr. Brennan with respect to an aggregate of two transactions which were filed late.

                           COMPENSATION OF DIRECTORS

         The Board of Directors held four meetings during fiscal 1999 and took certain actions by telephonic meeting and unanimous written consent. Pursuant to its Directors' Stock Award Plan, the Company pays non-employee directors a fee in the amount of $3,000 per Board meeting attended and $500 for each committee meeting attended ($600 for the Chairman of the committee), including in each case reimbursement of reasonable out-of-pocket expenses incurred in connection with such Board or committee meeting. Payment of all fees will be made in common stock of the Company at the average of the last reported bid and ask prices as of the close of trading the previous day on the Nasdaq National Market. No director who is an employee of the Company will receive compensation for services rendered as a director. From time to time, Board members are invited to attend meetings of Board committees of which they are not members; in such cases, such Board members receive a committee meeting fee of $500. During fiscal year 1999, all directors of the Company, except for Mr. Takayama, attended at least 75% of the aggregate meetings of the Board and committees on which they served. Mr. Takayama attended one Board meeting in fiscal year 1999.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee currently consists of Thomas J. Russell, Charles Scott and Hugh H. Fenwick. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all executive officers of the Company, reviews general policy matters relating to compensation and benefits of executive officers and employees of the Company and administers the issuance of stock options and stock appreciation rights and awards of restricted stock to the Company's officers and key salaried employees. No member of the Compensation Committee is now or ever was an officer or an employee of the Company. No executive officer of the Company serves as a member of the Compensation Committee of the Board of Directors of any entity one or more of whose executive officers serves as a member of the Company's Board of Directors or Compensation Committee. The Compensation Committee meets once annually.

                              NOMINATING COMMITTEE

         The Company's Nominating Committee currently consists of Thomas J. Russell, Reuben F. Richards, Jr. and Richard Stall. The Nominating Committee recommends new members to the Company's Board of Director's. The Nominating Committee meets once annually.

                                 AUDIT COMMITTEE

         The Company's Audit Committee currently consists of Hugh H. Fenwick, Charles Scott and Shigeo Takayama. The Audit Committee recommends the engagement of the Company's independent accountants, approves the auditing services performed, and reviews and evaluates the Company's accounting policies and systems of internal controls. The Audit Committee meets once annually.

  LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY AND INDEMNIFICATION MATTERS

         The Company's Certificate of Incorporation and Amended and Restated By-Laws include provisions (i) to reduce the personal liability of the Company's directors for monetary damage resulting from breaches of their fiduciary duty and (ii) to permit the Company to indemnify its directors and officers to the fullest extent permitted by New Jersey law. The Company has obtained directors' and officers' liability insurance that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances. There is no pending litigation or proceeding involving any director, officer, employee or agent of the Company as to which indemnification is being sought. The Company is not aware of any pending or threatened litigation that might result in claims for indemnification by any director or executive officer.



                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for fiscal years ended September 30, 1999, 1998 and 1997 of those persons who during such fiscal year (i) served as the Company's chief executive officer and
(ii) were the four most highly-compensated officers (other than the chief executive officer) (collectively, the "Named Executive Officers"):

                                                      Annual Compensation
                                        ------------------------------------------------
                                                                                              Long-term
                                                                               (2)          Compensation
                                                              (1)             Other          Securities
        Name and             Fiscal                        Additional         Annual         Underlying         All Other
   Principal Position         Year         Salary         Compensation     Compensation        Options        Compensation
-------------------------    --------   -------------     -------------    -------------    --------------    --------------
Reuben F. Richards, Jr.       1999       $250,000           $     --               --              --               --
   President and              1998       $250,000           $ 75,000               --              --               --
   Chief Operating            1997       $195,000           $ 75,000
   Officer

Richard A. Stall              1999       $168,750           $     --
   Vice President -           1998       $150,000           $150,000               --              --               --
   Technology                 1997       $125,000           $ 81,250                               --               --

Thomas M. Brennan             1999       $132,500           $     --               --
   Vice President             1998       $120,000           $ 62,500
                              1997

Craig Farley                  1999       $141,667           $     --               --
   Vice President             1998        $52,083           $ 24,000

Thomas G. Werthan             1999       $135,000           $     --         $  6,000
   Vice President-            1998       $120,000           $ 33,750         $  6,000              --               --
   Finance and Chief          1997       $120,487           $ 30,000         $  6,000              --               --
   Financial Officer

----------------------
(1) Consists of bonuses and commissions. Effective December 1998, the Company switched its bonus compensation to be based on a calendar year schedule, as such calendar year-end 1999 bonus amounts are not yet available.

(2) Consists of insurance premiums and automobile allowances paid by the Company.

                        OPTION GRANTS IN FISCAL YEAR 1999

                                                      Individual Grants
                                 -----------------------------------------------------------------
                                                   % of Total
                                   Number of          Options                                          Potential Realized Value
                                  Securities        Granted to        Exercise                          at Assumed Annual Rates
                                  Underlying       Employees in        or Base                               of Stock Price
                                    Options         Fiscal Year         Price         Expiration        Appreciation over Stock
            Name                    Grants             1999           ($/Share)          Date                Option Term (1)
-----------------------------    --------------    --------------    ------------    -------------    ----------------------------
Reuben F. Richards, Jr.            25,000               8.0%          $   12.87         12/2008         $ 88,894     $196,432
Richard A. Stall
Thomas M. Brennan
Craig Farley                       25,000               8.0%          $   14.34         05/2009         $ 99,047     $218,868
Thomas G. Werthan

---------------
(1) In accordance with the Commission's rules, these columns show gains that might exist for the respective options, assuming the market price of the Company's Common Stock appreciates from the date of grant over a period of five years at the annualized rates of five and ten percent respectively, if the stock price does not increase above the exercise price at the time of exercise, realized value to the named executives from these options would be zero.
(2)    These stock options vest upon grant and are valid for a ten year period.
(3) The option purchase price is equal to the fair market value at the date of the grant.

         There were no option exercises by the Named Executive Officers in fiscal year 1999.

         The following table sets forth the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers on September 30, 1999 and the aggregate gains that would have been realized had these options been exercised on September 30, 1999, even though these options had not been exercised by the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999
                           AND YEAR-END OPTION VALUES

                                                   Total Number of                       Value of Unexercised
                                               Unexercised Options at                    In-the-Money Options
                                                September 30, 1999(1)                  at September 30, 1999(2)
                                         ------------------------------------     ------------------------------------
Name                                       Exercisable         Unexercisable        Exercisable         Unexercisable
-------------------------------------    ---------------     ----------------     ---------------     ----------------
Reuben F. Richards, Jr.                      104,412                    --            $359,348              $    --

Richard A. Stall                             102,460                12,424            $450,559              $45,658

Thomas M. Brennan                             41,651                    --            $559,351              $    --

Craig Farley                                  10,000                40,000            $  7,750              $31,000

Thomas G. Werthan                             69,426                10,009            $381,774              $36,783

--------------------
(1) This represents the total number of shares subject to stock options held by the named executives at September 30, 1999. These options were granted on various dates during the fiscal years 1995 through 1999.
(2) These amounts represent the difference between the exercise price of the stock options and the closing price of the Company's stock on September 30, 1999, for all the in-the-money options held by each named executive. The in-the-money stock option exercise prices range from $0.44 to $13.57. These stock options were granted at the fair market value of the stock on the grant date, other than those of Mr. Brennan, whose stock options were converted to the Company's incentive stock options from MODE's incentive stock options in connection with the Company's acquisition of MODE in 1997.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee recommends compensation arrangements for the Company's executive officers and administers the Company's 1995 Incentive and Non-Statutory Stock Option Plan (the "Option Plan"). The Compensation Committee also administers the MicroOptical Devices, Inc. 1996 Stock Option Plan. The Company's compensation program is designed, with the advice of independent consultants, to be competitive with companies similar in structure and business to the Company.

         The Company's executive compensation program is structured to help the Company achieve its business objectives by:

         * setting levels of compensation designed to attract and retain superior executives in a highly competitive environment;

         * designing equity-related and other performance-based incentive compensation programs to align the interests of management with the ongoing interests of shareholders;

         * providing incentive compensation that varies directly with both Company financial performance and individual contributions to that performance; and

         * linking compensation to elements that affect short- and long-term stock price performance.

         The Company has used a combination of salary and incentive compensation, including cash bonuses and equity-based incentives to achieve its compensation goals.

                       COMPENSATION OF EXECUTIVE OFFICERS

SALARY

         The salary levels of the Company's executive officers including the Chief Executive Officer, are intended to reflect the duties and level of responsibilities inherent in each position. Comparison of the salaries paid by other companies in similar industries are considered in establishing the salary level for each position. The particular qualifications of the individual holding the position, relevant experience and the importance to the Company of the individual's expected contribution are also considered in establishing salaries.

         In general, compensation payments in excess of $1.0 million to any of the executive officers are subject to a limitation on deductibility by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended. The deduction limit does not apply to performance based compensation that satisfies certain requirements. The Compensation Committee has not yet determined a policy with regard to Section 162(m); however, no officer of the Company is expected to earn compensation in excess of $1.0 million in fiscal year 1999.

PERFORMANCE AND INCENTIVE COMPENSATION

         Arrangements for bonus compensation for the Company's executive officers are negotiated individually with each executive officer. Bonus compensation arrangements take various forms, but generally are based on factors such as the Company's financial performance, operating performance and individual performance.

EQUITY-RELATED INCENTIVES

         The Company's primary method of compensating senior executives has been through the grant of stock options granted at the commencement of their employment agreements. Stock options grants to executive officers are generally long-term and vest over a five-year period. The Company has favored stock options as a way of aligning management's interests with the long-term interests of the Company's shareholders and inducing executives to remain with the Company on a long-term basis. Individual option grants have been based on the performance and level of responsibility of the optionee.

                           Compensation Committee:
                                    Thomas J. Russell
                                    Charles Scott
                                    Hugh H. Fenwick

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholders' return on the Company's Common Stock from the initial public offering date through September 30, 1999 with the cumulative total return on the Nasdaq Stock Market Index and the Nasdaq Electronic Components Stocks Index (SIC Code 3674). The comparison assumes $100 was invested on March 6, 1997 in the Company's Common Stock. The Company did not declare, nor did it pay any dividends during the comparison period. Notwithstanding any statement to the contrary in any of the Company's previous or future fillings with the Commission, the graph shall not be incorporated by reference into any such fillings.




                COMPARISON OF 31 MONTH CUMULATIVE TOTAL RETURN*
                           AMONG EMCORE CORPORATION,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX







                                   (GRAPH)









* $100 INVESTED ON 3/6/97 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

EMCORE CORP

                                                                    Cumulative Total Return
                                    ---------------------------------------------------------------------------------------
                                       3/6/97   6/97    9/97   12/97    3/98   6/98    9/98   12/98   3/99    6/99    9/99

EMCORE CORPORATION                       100     163     182    189     152      97      76    170     136     195     135
NASDAQ STOCK MARKET (U.S.)               100     110     129    120     141     145     131    170     190     208     213
NASDAQ ELECTRONIC COMPONENTS             100     101     131     98     108     101     105    152     158     179     215




PROPOSAL II:  APPOINTMENT OF INDEPENDENT AUDITORS

APPOINTMENT OF AUDITORS

         Deloitte & Touche LLP, independent certified public accountants, audited the financial statements of EMCORE Corporation for the fiscal year ending September 30, 1999. The Audit Committee and the Board of Directors have selected Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending September 30, 2000. The ratification of the appointment of Deloitte & Touche LLP will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the foregoing appointment of Deloitte & Touche LLP is not ratified by shareholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 2001 Annual Meeting of Shareholders will be subject to the approval of shareholders at that meeting.

         Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

PROPOSAL III:  TO APPROVE EMCORE'S 2000 STOCK OPTION PLAN

         In 1995, we adopted the EMCORE Corporation 1995 Incentive and Non-Statutory Stock Option Plan (the "1995 Plan"). The 1995 Plan, as amended, allows us to grant a total of 1,372,059 shares of our common stock pursuant to stock options and stock appreciation rights. As of January 3, 2000, options to purchase all but approximately 11,000 of the shares of our common stock available under the 1995 Plan had been granted, at exercise prices of $3.03 to $26.50 per share, and 212,187 shares of our common stock have been issued pursuant to options exercised under the 1995 Plan since its inception. There are no shares of our common stock remaining for future grants of options under the 1995 Plan.

         We believe that the 1995 Plan contributed significantly to our success by enabling us to attract and retain the services of an outstanding group of officers, directors and consultants. Because our success is largely dependent upon the judgment, interest and special efforts of such persons, we want to continue to provide stock option incentives to recruit and retain such persons. Accordingly, on November 8, 1999, our Board of Directors adopted, subject to shareholder approval, the EMCORE Corporation 2000 Stock Option Plan (the "2000 Plan").

         The 2000 Plan will enable us to continue to grant stock options to eligible officers, employees, non-employee directors and consultants at levels we believe will motivate superior performance and help us attract and retain outstanding personnel. We believe that providing our key personnel with stock option incentives will enhance our long-term performance.

         The 2000 Plan will become effective upon the affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting. The 2000 Plan will allow us to grant options to purchase a total of up to 725,000 shares of our common stock (subject to adjustment for certain changes in our capital, as described below under "Changes in Capital"). If the 2000 Plan is approved by our shareholders and becomes effective, we will not grant any new options or awards under the 1995 Plan. However, shares of our common stock authorized under the 1995 Plan will remain available for delivery pursuant to stock options granted under the 1995 Plan whether or not the 2000 Plan is approved by the shareholders.

         We recommend that the shareholders approve the 2000 Plan. This proposal summarizes the essential features of the 2000 Plan. You should read the 2000 Plan for a full statement of its legal terms and conditions. The full text of the 2000 Plan appears in Exhibit A to this Proxy Statement.

         ADMINISTRATION. Our Board of Directors will select at least three of its members to serve on a Compensation Committee, which will have the exclusive discretionary authority to operate, manage and administer the 2000 Plan in accordance with its terms. The Compensation Committee's decisions and actions concerning the 2000 Plan will be final and conclusive. Within the limitations of the 2000 Plan and applicable laws and rules, the Compensation Committee may allocate or delegate its administrative responsibilities and powers under the 2000 Plan, and our Board of Directors will be permitted to exercise all of the Compensation Committee's powers under the 2000 Plan.

         In addition to its other powers under the 2000 Plan described in this summary, the Compensation Committee would have the following authorities and powers under the 2000 Plan in accordance with its terms:

         o to determine which eligible employees, officers, directors and/or consultants will receive options under the 2000 Plan and the number of shares of our common stock covered by each such option;

         o to establish, amend, waive and rescind rules, regulations and guidelines for carrying out the 2000 Plan;

         o to establish, administer and waive terms, conditions, performance criteria, restrictions, or forfeiture provisions, or additional terms, under the 2000 Plan, or applicable to options granted under the 2000 Plan;

         o to accelerate the vesting or exercisability of options granted under the 2000 Plan;

         o        to offer to buy out outstanding options granted under the 2000
                  Plan;

         o to determine the form and content of the option agreements which represent options granted under the 2000 Plan;

         o        to interpret the 2000 Plan and option agreements;

         o to correct any errors, supply any omissions and reconcile any inconsistencies in the 2000 Plan and/or any option agreements; and

         o to take any actions necessary or advisable to operate and administer the 2000 Plan.

         Currently, we expect that the Compensation Committee will consist of Messrs. Russell, Scott, and Fenwick, each of whom is a director, but not an employee, of EMCORE, and currently serves as a member of the Compensation Committee that administers the 1995 Plan.

         SHARES SUBJECT TO THE 2000 PLAN; LIMITATIONS ON GRANTS OF OPTIONS. A total of 725,000 shares of our common stock would be available for delivery upon exercise of options granted under the 2000 Plan, subject to adjustment for certain changes in our capital (described below under "Changes in Capital"). The shares of our common stock that may be delivered under the 2000 Plan will be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that we have reacquired and hold as treasury shares. In addition, shares of our common stock covered by options that terminate or are canceled before being exercised under the 2000 Plan or the 1995 Plan would be available for future options grants under the 2000 Plan. If any person exercises an option under the 2000 Plan or the 1995 Plan by paying the exercise price with shares of our common stock which such person already owns, only the number of shares in excess of the shares so paid by such person will count against the total number of shares that may be delivered under the 2000 Plan. "Incentive stock options" (as described below under "Terms of Options - Types of Options") covering no more than a total of 725,000 shares of our common stock may be granted under the 2000 Plan.

         No more than 300,000 shares of our common stock (subject to adjustment for certain changes in our capital (described below under "Changes in Capital")) may be subject to options granted under the 2000 Plan to a single recipient during a 12-month period.

         PARTICIPATION. The Compensation Committee may grant options under the 2000 Plan to our officers, employees, directors (including non-employee directors) and consultants, as well as those of our affiliates. Our affiliates, for purposes of the 2000 Plan, are generally entities in which we have, directly or indirectly, greater than 50 percent ownership interest, or which have a more than 50 percent direct or indirect ownership interest in us, or any other entity in which we have a material equity interest that the Compensation Committee designates as an affiliate for purposes of the 2000 Plan. Only employees of EMCORE and its subsidiaries (as defined in the 2000 Plan) will be eligible to receive "incentive stock options" under the 2000 Plan, however.

                  Approximately 350 employees, including all of our executive officers (10 in number, of whom 3 are also directors), will be eligible to receive options under the 2000 Plan. As of January 3, 2000, outstanding options under the 1995 Plan are held by the following named individuals and groups:

         NAME AND POSITION                                STOCK OPTIONS (NUMBER OF SHARES)
                  Chief Executive Officer                                104,412 shares
                  Chief Technology Officer                               114,884 shares
                  Chief Financial Officer                                 79,435 shares
                  All current executive officers as a group              587,507 shares
                  All current directors who are not executive
                   officers as a group                                        -- shares
                  Each nominee for election as a director                 79,435 shares
                  All other employees as a group                         734,337 shares


         The individuals to whom options will be granted under the 2000 Plan, and the amounts of individual grants, have not been determined, but it is anticipated that, among others, all of our present executive officers, including the individuals named in the Compensation Table, will receive options under the 2000 Plan.

         TERMS OF OPTIONS.

                  TYPES OF OPTIONS. Options granted under the 2000 Plan will be either "incentive stock options," which are intended to receive special tax treatment under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or options other than incentive stock options (referred to as "non-qualified options"), as determined by the Compensation Committee and stated in the applicable option agreement.

                  OPTION PRICE. The Compensation Committee will determine the option exercise price of each option granted under the 2000 Plan at the time of grant. However, the per-share exercise price of an "incentive stock option" granted under the 2000 Plan will be at least equal to 100 percent of the fair market value of our common stock (as defined in the 2000 Plan) on the date such incentive stock option is granted. On January 3, 2000, the fair market value of a share of our common stock was $38.00.

                  PAYMENT. The option exercise price of any options granted under the 2000 Plan may be paid in any legal manner prescribed by the Compensation Committee. The method of payment may include a "cashless exercise" program if the Compensation Committee elects to establish such a program, or use of shares of our common stock already owned for at least six months by the person exercising an option, subject in any case to whatever conditions or limitations the Compensation Committee may prescribe. Any cash proceeds that we receive upon the exercise of options granted under the 2000 Plan will constitute general funds of EMCORE.

                  EXERCISE OF OPTIONS. The Compensation Committee will determine, and set forth in the applicable option agreements, the times or conditions upon which options granted under the 2000 Plan may be exercised, and any events that will cause such options to terminate. Each option granted under the 2000 Plan will expire on or before ten years following the date such option was granted. In general, options granted under the 2000 Plan will terminate when the recipient's service as a director, employee or consultant of EMCORE or its affiliates terminates; however, the Compensation Committee may permit an option that has not otherwise expired to be exercised after such a termination of service as to all or part of the shares covered by such option. A recipient may elect to defer until a later date delivery of shares otherwise deliverable upon exercise of such recipient's option, if permitted by the Compensation Committee.

                  TRANSFERABILITY OF OPTIONS. Options granted under the 2000 Plan will, in general, only be exercisable during the lifetime of the recipient by him or her. A deceased recipient's options will be transferable by will or the laws of descent and distribution or to a designated beneficiary of such recipient. The Compensation Committee may permit the recipient of a non-qualified option under the 2000 Plan to transfer such option during his or her lifetime, subject to such terms and conditions as the Compensation Committee may prescribe.

                  OUTSTANDING OPTIONS UNDER 1995 PLAN. Outstanding options previously granted under the 1995 Plan, other than incentive stock options, will be covered by the 2000 Plan upon approval of the 2000 Plan by the shareholders.

         CHANGES IN CAPITAL. In order to preserve the benefits or potential benefits intended to be made available under the 2000 Plan or outstanding options, or as otherwise necessary, the Compensation Committee will, in its discretion, make appropriate adjustments in (a) the number, class and kind of shares available under the 2000 Plan, (b) the limit on the number of shares of our common stock that can be subject to options granted to a single recipient during a 12-month period, and (c) the number, class, kind and price of shares under each outstanding option, in the event of changes in our outstanding common stock resulting from certain changes in our corporate structure or capitalization, such as the payment of a stock dividend, a stock split, a recapitalization, reorganization, merger or consolidation (whether or not EMCORE is the surviving corporation), a spin-off, liquidation or other substantial distribution of assets or the issuance of our stock for less than full consideration, or rights or convertible securities with respect to our stock.

         In the event of a "change in control" of EMCORE (as defined in the 2000
Plan), all options then outstanding under the 2000 Plan will be accelerated and become immediately exercisable in full. The 2000 Plan gives the Compensation Committee discretion, in the event of such a change in control transaction, to substitute for shares of our common stock subject to options outstanding under the 2000 Plan shares or other securities of the surviving or successor corporation, or another corporate party to the transaction, with approximately the same value, or to cash out outstanding options based upon the highest value of the consideration received for our common stock in such transaction, or, if higher, the highest fair market value of our common stock during the 30 business days immediately prior to the closing or expiration date of such transaction, reduced by the option exercise price of the options cashed out. The Compensation Committee may also provide that any options subject to any such acceleration, adjustment or conversion cannot be exercised after such a change in control transaction. If such a change in control transaction disqualifies an employee's incentive stock options from favorable "incentive stock option" tax treatment under the Internal Revenue Code or results in the imposition of certain additional taxes on such an employee, we may, in the Compensation Committee's discretion, make a cash payment that would leave such an employee in the same after-tax position that he or she would have been in had such disqualification not occurred, or to otherwise equalize such employee for such taxes.

         TAX WITHHOLDING OBLIGATIONS. Recipients who exercise their options under the 2000 Plan will be required to pay, or make other satisfactory arrangements to pay, tax withholding obligations arising under applicable law with respect to such options. Such taxes must be paid in cash by a recipient, or, if the Compensation Committee permits, a recipient may elect to satisfy all or a part of such tax obligations by requesting that we withhold shares otherwise deliverable upon the exercise of his or her option and/or by tendering shares of our common stock already owned by such recipient for at least six months. We may also, in accordance with applicable law, deduct any such taxes from amounts that are otherwise due to such a recipient.

         AMENDMENT AND TERMINATION OF THE 2000 PLAN. Our Board of Directors may amend, alter, suspend or terminate the 2000 Plan. However, the Board of Directors will be required to obtain approval of the shareholders, if such approval is required by any applicable law (including requirements relating to incentive stock options) or rule, of any amendment of the 2000 Plan that would:

         o except in the event of certain changes in our capital (as described above under "Changes in Capital"), increase the number of shares of our common stock that may be delivered under the 2000 Plan, or that may be subject to options granted to a single recipient in a 12-month period;

         o decrease the minimum option exercise price required by the 2000 Plan;

         o change the class of persons eligible to receive options under the 2000 Plan; or

         o extend the duration of the 2000 Plan or the exercise period of any options granted under the 2000 Plan.

The Compensation Committee may amend outstanding options. However, no such amendment or termination of the 2000 Plan or amendment of outstanding options may materially impair the previously accrued rights of any recipient of an option under the 2000 Plan without his or her written consent.

         The 2000 Plan will terminate on February 16, 2010, unless the 2000 Plan is terminated earlier by our Board of Directors or due to delivery of all shares of our common stock available under the 2000 Plan; however, any options outstanding when the 2000 Plan terminates will remain outstanding until such option terminates or expires.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of certain significant United States Federal income tax consequences, under the Internal Revenue Code, as in effect on the date of this summary, applicable to EMCORE and recipients of options under the 2000 Plan (who are referred to in this summary as "optionees") in connection with the grant and exercise of options under the 2000 Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to "EMCORE" and "us" in this summary of tax consequences mean EMCORE Corporation or any affiliate of EMCORE Corporation that employs an optionee, as the case may be.

         The grant of stock options under the 2000 Plan will not result in taxable income to optionees or an income tax deduction for us. However, the transfer of our common stock to optionees upon exercise of their options may or may not give rise to taxable income to the optionees and tax deductions for us, depending upon whether the options are "incentive stock options" or non-qualified options.

         The exercise of a non-qualified option generally results in immediate recognition of ordinary income by the optionee and a corresponding tax deduction for us in the amount by which the fair market value of the shares of our common stock purchased, on the date of such exercise, exceeds the aggregate option price. Any appreciation or depreciation in the fair market value of such shares after the date of such exercise will generally result in a capital gain or loss to the optionee at the time he or she disposes of such shares.

         In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for us at any time unless the optionee disposes of the common stock purchased thereby within two years of the date such incentive stock option was granted or one year of the date of such exercise (known as a "disqualifying disposition"). If these holding period requirements under the Internal Revenue Code are satisfied, and if the optionee has been an employee of us at all times from the date of grant of the incentive stock option to the day three months before such exercise (or twelve months in the case of termination of employment due to disability), then such optionee will recognize any gain or loss upon disposition of such shares as capital gain or loss. However, if the optionee makes a disqualifying disposition of any such shares, he or she will generally be obligated to report as ordinary income for the year in which such disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the option price paid for such shares. We would be entitled to a tax deduction in the same amount so reported by such optionee. Any additional gain realized by such optionee on such a disqualifying disposition of such shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the optionee.

         Under Section 162(m) of the Internal Revenue Code, we may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our Chief Executive Officer or any one of our other four highest paid executive officers who are employed by us on the last day of our taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by our shareholders is not subject to this deduction limitation. We have structured the 2000 Plan with the intention that compensation resulting from options granted under the 2000 Plan will be qualified performance-based compensation and, assuming shareholder approval of the 2000 Plan, deductible without regard to the limitations otherwise imposed by Section 162(m) of the Internal Revenue Code.

         Under certain circumstances, accelerated vesting or exercise of options under the 2000 Plan in connection with a "change in control" of EMCORE might be deemed an "excess parachute payment" for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the optionee would be subject to an excise tax equal to 20 percent of the amount of the excess parachute payment, and we would be denied a tax deduction for the excess parachute payment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL, AND, UNLESS A SHAREHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE APPOINTEES NAMED THEREON INTEND SO TO VOTE.

PROPOSAL IV:  TO APPROVE EMCORE'S EMPLOYEE STOCK PURCHASE PLAN

         Because our success is dependent upon the interest and special efforts of our employees, we would like to provide such employees with additional incentives to promote our overall financial objectives and long-term growth in our stockholders' equity. We believe that our employees will be encouraged to continue their employment and make special efforts on our behalf if they own an equity stake in EMCORE. Therefore, on November 8, 1999, our Board of Directors adopted, subject to shareholder approval, the EMCORE Corporation 2000 Employee Stock Purchase Plan (the "Purchase Plan"), to provide our employees with the opportunity to acquire an ownership interest in EMCORE through the purchase of shares of our common stock.

         The Purchase Plan, if approved by our shareholders, will provide a total of 500,000 shares of our common stock for purchase by our employees, subject to adjustment for certain changes in our capital (described under "Changes in Capital" below). We intend for the Purchase Plan to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), so that our employees may enjoy certain tax advantages (SEE "Certain Federal Income Tax Consequences" below).

         The Purchase Plan will become effective on April 1, 2000, if it is approved by the affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting. We recommend that the shareholders approve the Purchase Plan. This proposal summarizes the essential features of the Purchase Plan. You should read the Purchase Plan for a comprehensive statement of its legal terms and conditions. The full text of the Purchase Plan appears in Exhibit B to this Proxy Statement.

         ADMINISTRATION. Our Board of Directors will select at least three of its members to serve on a Committee which will administer the Purchase Plan. Subject to limitations of applicable laws or rules, the Board of Directors may exercise the powers of the Committee, and, if no such committee exists, the Board of Directors will perform all the functions of the Committee. All decisions and actions of the Committee will be final and conclusive. Subject to limitations of applicable laws or rules, the Committee may delegate its administrative responsibilities and powers under the Purchase Plan.

         In addition to its other powers under the Purchase Plan described in this summary, and subject to the express provisions of the Purchase Plan, the Committee will have discretionary authority under the Purchase Plan to:

         o        interpret the Purchase Plan and option agreements,

         o        determine eligibility to participate in the Purchase Plan,

         o adjudicate and determine all disputes arising under or in connection with the Purchase Plan,

         o impose restrictions on ownership and transferability of the shares of our common stock underlying options granted under the Purchase Plan

         o        establish procedures for carrying out the Purchase Plan, and

         o make all other determinations deemed necessary or advisable for administering the Purchase Plan.

         Currently, we expect that the Committee will consist of Messrs. Russell, Scott, and Fenwick, each of whom is a director of EMCORE, but not an employee of EMCORE.

         ELIGIBILITY. All full-time and part-time employees of EMCORE and those of our designated subsidiaries are eligible to participate in the Purchase Plan, except:

         an employee may not be granted an option under the Purchase Plan if:

         o immediately after the grant of such option, the employee would own 5 percent or more of the vote or value of all classes of our stock or the stock of any of our subsidiaries, or

         o such option would permit the employee to purchase more than $25,000 of our stock (using the fair market value of our stock at the time the option is granted) under the Purchase Plan (and any other employee stock purchase plan of us or our subsidiaries) per calendar year when the option is outstanding;

         and the Committee may, in its discretion, exclude from participation in the Purchase Plan employees who:

         (1)      customarily work 20 or fewer hours per week,

         (2)      customarily work 5 or fewer months per calendar year, or

         (3) are highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code).

         As of the effective date of the Purchase Plan (and until the Committee determines otherwise), employees described in the categories (1) and (2) above will be ineligible to participate in the Purchase Plan.

         As of January 3, 2000, approximately 350 employees would be eligible to participate in the Purchase Plan. No determination can be made at this time as to the number or identity of our employees who will participate in the

Purchase Plan, or the amount of our common stock that will be purchased under the Purchase Plan, since such participation and amounts will be determined within the sole discretion of the employees who are eligible to participate in the Purchase Plan (SEE "Terms of Options - Participation" below).

         TERMS OF OPTIONS.

                  OPTIONS AND OFFERING PERIODS. An option granted to an eligible employee under the Purchase Plan will allow the employee to use payroll deductions accumulated during successive twelve-month offering periods to purchase shares of our common stock at the end of each offering period. The option price of the shares is the lesser of 85 percent of our common stock's fair market value on the first day of the offering period or the last day of the offering period. On January 3, 2000, the fair market value of a share of our common stock was $38.00. If the Purchase Plan is approved by our shareholders, the first offering period will begin on April 1, 2000, and end on the last trading date on or before December 31, 2000. Thereafter, offering periods will begin on the first trading date on or after January 1 and end on the last trading date on or before December 31 of each calendar year, while the Purchase Plan is in effect. The Committee may change the commencement and duration of offering periods under the Purchase Plan. Our Board of Directors may terminate a pending offering period, in which case payroll deductions that have accumulated in participants' accounts (SEE "Payroll Deductions" below) will be used to exercise outstanding options or returned to the appropriate participants, as determined by the Board of Directors, in its discretion.

                  PARTICIPATION. Each eligible employee will decide for himself or herself whether to participate or not participate in the Purchase Plan during each offering period. An eligible employee may elect to enroll in the Purchase Plan by filing an agreement with our payroll office before the first day of the applicable offering period.

                  PAYROLL DEDUCTIONS. A participant's agreement must specify the percentage, from 1 to 10 percent, to be deducted from his or her compensation (as defined in the Purchase Plan) on each payroll date during the offering period. Payroll deductions will be credited to a bookkeeping account in the participant's name. We will not set aside any assets with respect to such participant accounts, and such accounts will not bear interest. A participant may decrease his or her contribution rate no more than once each offering period. The Committee may limit the number of participants who change their contribution rates during any offering period and may, subject to certain limitations in the Purchase Plan, decrease the contribution rate of any participants. Except in the event of a change in control of EMCORE (as described under "Changes in Capital" below), participants are not permitted to make contributions to their accounts under the Purchase Plan otherwise than through payroll deductions as described above.

                  EXERCISE OF OPTION. Unless a participant provides us with written notice or withdraws from the Purchase Plan, his or her option will be automatically exercised on the last day of the offering period to purchase the maximum number of full shares of our common stock that can be purchased at the applicable option price using the accumulated payroll deductions in the participant's account. However, a participant cannot purchase in a single offering period more than the number of shares determined using the following formula set forth in the Purchase Plan based on the participant's compensation (as defined in the Purchase Plan) for the payroll period immediately prior to the option grant and the fair market value of our common stock (as defined in the Purchase Plan) on the date of such grant:

         20% of compensation                    Number of payroll periods
         for payroll period                        in offering period
                                      x
     ----------------------------------------------------------------------
     85% of the grant date fair market value of a share of our common stock

                  Any excess payroll deductions remaining in a participant's account after exercise of his or her option will be returned to the participant, without interest, and may not be used to exercise options granted under the Purchase Plan in any subsequent offering period (except for any excess funds attributable to the inability to purchase a fractional share, which will be retained in the participant's account for a subsequent offering period or may be withdrawn by the participant).

                   WITHDRAWAL/TERMINATION OF EMPLOYMENT. A participant may withdraw from the Purchase Plan at any time, receiving payment of his or her accumulated payroll deductions and ceasing further payroll deductions, by providing us with written notice to withdraw. If a participant terminates employment with us and our subsidiaries, such participant will be considered to have withdrawn from the Purchase Plan. A leave of absence in excess of 90 days without a guaranteed right to reemployment will be considered a termination of employment for purposes of the Purchase Plan. When a participant withdraws from the Purchase Plan, his or her unexercised options will automatically terminate, and we will return to the participant all accumulated payroll deductions in his or her account.

                  TRANSFERABILITY OF OPTIONS. No one other than the participant who receives an option under the Purchase Plan will be permitted to exercise such option during such participant's lifetime. Participants will not be entitled to transfer, assign or otherwise dispose of their payroll deductions or rights to exercise options or receive common stock under the Purchase Plan, except, in the event of a participant's death, by will, the laws of descent and distribution or to the deceased participant's designated beneficiary.

         CHANGES IN CAPITAL. In the event of certain changes in our outstanding common stock or capital structure, such as a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, or corporate separation or division, or change in the number of shares of our capital stock effected without receipt of full consideration, the Committee will, in its discretion, make appropriate adjustments or substitutions with respect to the following to reflect equitably the effects of such changes to participants in the Purchase
Plan:

         o the number, class and kind of shares available under the Purchase Plan,

         o the number, class and kind of shares covered by outstanding options,

         o the maximum number of shares that a participant may purchase during an offering period,

         o        the option prices of outstanding options, and

         o any other necessary characteristics or terms of the Purchase Plan or the options.

         If a "change in control" of EMCORE (as defined in the Purchase Plan) occurs, the Purchase Plan gives the Committee discretion to:

         o terminate the pending offering period and permit each participant to make a one-time cash contribution equal to the amount that the Committee determines such participant would have contributed under the Purchase Plan through payroll deductions until the otherwise scheduled end of the pending offering period and use the accumulated payroll deductions to exercise outstanding options; or

         o terminate each participant's options in exchange for a cash payment equal to (a) the balance of the participant's account under the Purchase Plan PLUS (b) the highest value of the consideration received for a share of our common stock in the change in control transaction (or, if greater, the highest fair market value of a share of our common stock during the 30 consecutive trading days prior to the closing or expiration date of the change in control transaction), less the option price of the participant's option (determined as if the option were exercised on the closing or expiration date of the change in control transaction), multiplied by the number of full shares of our common stock that the participant could have purchased immediately prior to the change in control with the then outstanding balance of the participant's account under the Purchase Plan.

         TAX WITHHOLDING OBLIGATIONS. If any taxes are required to be withheld when a participant exercises his or her option, or when shares are issued under the Purchase Plan or disposed of by a participant, we may, as a condition to delivery of stock certificates under the Purchase Plan, require that the participant remit to us the amount necessary to satisfy such taxes, or we may make other arrangements, including withholding from the participant's compensation or other amounts due to such participant, to satisfy such taxes.

         AMENDMENT AND TERMINATION OF THE PURCHASE PLAN. Our Board of Directors may terminate, discontinue, amend or suspend the Purchase Plan at any time. However, without approval of the shareholders, the Board of Directors may not:

         o increase the maximum number of shares that we may issue under the Purchase Plan, or that a participant may purchase in any offering period (except as described under "Changes in Capital" above);

         o change the class of employees eligible to receive options under the Purchase Plan (except for the designation of any subsidiaries whose employees will be eligible to participate in the Purchase Plan); or

         o change the formula by which the option price is determined under the Purchase Plan.

Except for an amendment or termination described under "Changes in Capital" above, or in the last sentence of the portion of this summary under "Terms of Options - Options and Offering Periods," above, no amendment or termination of the Purchase Plan may materially adversely affect the existing rights of any participant under his or her option without such participant's consent.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to EMCORE and employees in connection with participation and purchase of shares of our common stock under the Purchase Plan. This summary is not intended to be exhaustive, and among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to "EMCORE" and "us" in this summary of tax consequences mean EMCORE Corporation or any subsidiary of EMCORE Corporation that employs an employee who participates in the Purchase Plan, as the case may be.

         An employee will not recognize any taxable income upon an election to participate in the Purchase Plan and receipt of an option to purchase stock under the Purchase Plan. The amounts deducted from the salary of an employee who participates in the Purchase Plan will constitute ordinary income taxable to the employee. The Purchase Plan is intended to qualify for the favorable income tax consequences of Section 423 of the Internal Revenue Code. As such, no income tax consequences will arise for an employee when shares of our common stock are purchased by exercising such employee's option under the Purchase Plan. The employee receives a tax basis in the shares purchased equal to his or her payroll deductions used to exercise the option.

         If such an employee does not dispose of the shares purchased upon exercise of his or her option under the Purchase Plan until at least two years after the grant date of the employee's option (I.E., the first day of the offering period) and one year after the date of such purchase, and if such employee remains an employee of EMCORE at all times from the grant date of such option to the day three months before such exercise, or if the employee dies while owning such shares, the employee will recognize taxable ordinary income upon disposition of such shares, or death, equal to the lesser of the excess of the fair market value of the shares when the option was granted (I.E., the first day of the offering period) over the purchase price paid for such shares or the excess of the fair market value of such shares at the time of such disposition or death over the purchase price paid for the shares. We will not be entitled to a tax deduction with respect to any such disposition. Any such ordinary income recognized by an employee upon disposition of his or her shares will increase the employee's basis in such shares, for purposes of computing capital gain thereon. Any proceeds received for the shares in excess of such adjusted basis will be taxable as capital gain. If an employee sells such shares for less than the purchase price paid, he or she will recognize no such ordinary income, and such employee will have a capital loss equal to the difference between the sale price and the purchase price previously paid.

         If an employee disposes of shares purchased under the Purchase Plan before meeting the requisite holding periods described in the preceding paragraph, that employee will be required to report taxable ordinary income at the time of such disposition to the extent of the difference between the fair market value of such shares on the date of purchase and the purchase price paid. We will generally be allowed a tax deduction equal to the amount of such ordinary income so reported by such employee. The basis of an employee in such shares acquired under the Purchase Plan will be increased by such amount reported as ordinary income by such employee upon disposition of such shares. Any proceeds received for the shares in excess of such employee's adjusted basis will be taxable as capital gain; if such adjusted basis exceeds the amount received for such shares, such excess will be a capital loss.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL, AND, UNLESS A SHAREHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE APPOINTEES NAMED THEREON INTEND SO TO VOTE.




                                     GENERAL

OTHER MATTERS

         The Board of Directors knows of no other business which will be presented at the meeting. If, however, other matters are properly presented, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company no later than October 27, 2000. Proposals may be mailed to the Company, to the attention of Howard W. Brodie, Secretary, 394 Elizabeth Avenue, Somerset, New Jersey 08873.

                              By Order of the Board of Directors

                              /s/ Howard W. Brodie

                              Howard W. Brodie
                              Secretary

                                                                       Exhibit A

                               EMCORE CORPORATION

                             2000 STOCK OPTION PLAN
                             ----------------------

                  1. PURPOSES. The purposes of the Emcore Corporation 2000 Stock Option Plan are to give officers and other employees, consultants and non-employee directors of the Company and its Affiliates an opportunity to acquire shares of Stock, to provide an incentive for such employees, consultants and directors to continue to promote the best interests of the Company and its Affiliates and enhance its long-term performance and to provide an incentive for such employees, consultants and directors to join or remain with the Company and its Affiliates. Toward these objectives, the Committee may grant Options to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

                  2. DEFINITIONS. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

                  (a) "AFFILIATE" - other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

                  (b) "AGREEMENT" - a written stock option award agreement evidencing an Option, as described in Section 3(e).

                  (c) "AWARD LIMIT" - 300,000 shares of Stock (as adjusted in accordance with Section 10).

                  (d) "BENEFICIAL OWNERSHIP" - (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

                  (e) "BOARD" - the Board of Directors of the Company.

                  (f) "CHANGE IN CONTROL" - the occurrence of any of the following:

                  (i) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Options granted under the Plan or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; PROVIDED, HOWEVER, in determining whether a Change in Control has occurred pursuant to this Section 2(f), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

                  (ii) the individuals who, immediately prior to the Effective Date, are members of the Board (the "INCUMBENT BOARD"), cease for any reason to constitute at least a majority of the members of the Board; PROVIDED, HOWEVER, that if the election, or nomination for election, by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board;

                                                                       Exhibit A
                                                                          Page 2

         PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "PROXY CONTEST") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                      (iii) the consummation of:

                           (A) a merger, consolidation or reorganization
                  involving the Company UNLESS:

                                    (1) the stockholders of the Company,
                           immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "SURVIVING CORPORATION") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                    (2) the individuals who were members of the
                           Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                                    (3) no Person, OTHER THAN (i) the Company,
                           (ii) any Related Entity (as defined in Section 2(p)),
                           (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities

                           (a transaction described in clauses (1) through (3) above is referred to herein as a "NON-CONTROL TRANSACTION");

                           (B) a complete liquidation or dissolution of the
                  Company; or

                           (C) an agreement for the sale or other disposition of
                  all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "SUBJECT PERSON") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, PROVIDED that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Section 2(f), (x) "Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control

                                                                       Exhibit A
                                                                          Page 3

                  with, such Person; (y) any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

                  (g) "CODE" - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

                  (h) "COMMITTEE" - the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

                  (i) "COMPANY" - Emcore Corporation, a New Jersey corporation, or any successor entity.

                  (j) "DISQUALIFIED OPTION" - the meaning given such term in
Section 10(d).

                  (k) "DISQUALIFYING DISPOSITION" - the meaning given such term in Section 10(d).

                  (l) "EFFECTIVE DATE" - the date on which the Plan is effective, as determined pursuant to Section 15.

                  (m) "EXCHANGE ACT" - the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (n) "FAIR MARKET VALUE" - of a share of Stock as of a given date shall be: (i) if the Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, the Nasdaq National Market), the mean of the highest and lowest sale prices for a share of Stock on the composite tape or in Nasdaq National Market trading as reported in THE WALL STREET JOURNAL (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Stock is not then listed or admitted to trading on such a stock exchange, the mean of the closing representative bid and asked prices for the Stock on such date as reported by the Nasdaq Small Cap Market or, if not so reported, by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and
(ii) above are practicable, the fair market value of a share of Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; PROVIDED, HOWEVER, that for purposes of paragraphs (a) and (h) of Section 6, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

                  (o) "ISO" or "INCENTIVE STOCK OPTION" - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

                  (p) "NON-CONTROL ACQUISITION" - an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "RELATED ENTITY"), (ii) the Company or any Related Entity, (iii) any of Thomas Russell, The AER Trust 1997, Robert Louis-Dreyfus, Gallium Enterprises, Inc. and Reuben Richards or (iv) any Person in connection with a Non-Control Transaction.

                  (q) "NOTICE" - written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company's executive offices are open for

                                                                       Exhibit A
                                                                          Page 4


business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company's Secretary or sent by facsimile to the Company at (732) 271-9686, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at 394 Elizabeth Avenue, Somerset, New Jersey 08873, Attention:
Secretary.

                  (r) "OPTION" - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in
Section 6. Options may be either ISOs or stock options other than ISOs.

                  (s) "OPTIONEE" - an individual who is eligible, pursuant to
Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who holds an outstanding Option granted to such individual under the Plan in accordance with the terms and conditions set forth in Section 6.

                  (t) "PERSON" - "person" as such term is used for purposes of
Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

                  (u) "PLAN" - this EMCORE Corporation 2000 Stock Option Plan.

                  (v) "PREDECESSOR PLAN" - the Company's 1995 Incentive and Non-Statutory Stock Option Plan.

                  (w) "SECURITIES ACT" - the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

                  (x) "STOCK" - the common stock of the Company, without par value.

                  (y) "SUBSIDIARY" - any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in
Section 424(f) of the Code.

                  (z) "VOTING SECURITIES" - all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

                  3. ADMINISTRATION OF THE PLAN. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) or Section 162(m) of the Code, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

                  (b) The Committee shall be appointed from time to time by the Board, and the Committee shall consist of not less than three members of the Board. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

                                                                       Exhibit A
                                                                          Page 5


                  (c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Options to those individuals who are eligible to receive Options under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Options shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company's or an Affiliate's management; determine whether an Option shall take the form of an ISO or an Option other than an ISO; determine the number of shares of Stock to be included in any Option and the periods for which Options will be outstanding; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Option; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option; at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee's exercise of Options by tendering shares of Stock or under any "cashless exercise" program established by the Committee, and methods of withholding or providing for the payment of required taxes; offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Optionee at the time such offer is made; and, to the extent permitted under the applicable Agreement, permit the transfer of an Option or the exercise of an Option by one other than the Optionee who received the grant of such Option (other than any such a transfer or exercise which would cause any ISO to fail to qualify as an "incentive stock option" under Section 422 of the Code).

                  (d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or
Section 3(a), and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements and decide all questions concerning eligibility for and the amount of Options granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Options. The Committee shall have the authority to adopt such procedures and subplans and grant Options on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement.

                  (e) Each Option shall be evidenced by an Agreement, which shall be executed by the Company and the Optionee to whom such Option has been granted, unless the Agreement provides otherwise; two or more Options granted to a single Optionee may, however, be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; no person shall have any rights under any Option, however, unless and until the Optionee to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Option, unless such Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; PROVIDED that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

                                                                       Exhibit A
                                                                          Page 6


                  (f) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

                  (g) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers and other persons as it deems necessary or appropriate. In accordance with Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

                  (h) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

                  (i) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under Section 162(m) of the Code to any Option intended to be "qualified performance-based compensation," or the requirements for any Option granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; PROVIDED, HOWEVER, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

                  4. SHARES OF STOCK SUBJECT TO THE PLAN. (a) The shares of stock subject to Options granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is 725,000, plus any shares of Stock subject to a stock option granted under the Predecessor Plan which for any reason expires or is terminated or canceled without having been fully exercised by delivery of shares of Stock; PROVIDED, HOWEVER, that the total number of shares of Stock that may be delivered pursuant to Incentive Stock Options under the Plan is 725,000, without application of paragraph (d) of this Section 4.

                  (b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the numbers of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

                  (c) Any shares of Stock subject to an Option which for any reason expires or is terminated or canceled without having been fully exercised by delivery of shares of Stock may again be granted pursuant to an Option under the Plan, subject to the limitations of this Section 4.

                  (d) If the option exercise price of an Option granted under the Plan or a stock option granted under the Predecessor Plan is paid by tendering to the Company shares of Stock already owned by the holder of such option (or such holder and his or her spouse jointly), only the number of shares of Stock issued net of the shares of Stock so tendered shall be deemed delivered for purposes of determining the total number of shares of Stock that may be delivered under the Plan.

                  (e) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another

                                                                       Exhibit A
                                                                          Page 7



entity, or an interest in such an entity, or a transaction otherwise described in Section 6(j), shall not reduce the maximum number of shares of Stock available for delivery under the Plan.

                  5. ELIGIBILITY. Executive employees and other employees, including officers, of the Company and the Affiliates, directors (whether or not also employees), and consultants of the Company and the Affiliates, shall be eligible to become Optionees and receive Options in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(h).

                  6. TERMS AND CONDITIONS OF STOCK OPTIONS. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an Incentive Stock Option. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

                  (a) The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; PROVIDED, HOWEVER, that, subject to paragraph
         (h)(iii) and/or (j) of this Section 6, if applicable, such price applicable to any ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock at the time that the Option is granted.

                  (b) Each Option shall be exercisable in whole or in such installments, at such times and under such conditions as may be determined by the Committee, in its discretion in accordance with the Plan, and stated in the Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to paragraph (h)(iii) of this Section 6.

                  (c) An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of one hundred (100) shares and the full number of shares of Stock then subject to the Option. No fractional shares of Stock shall be issued upon the exercise of an Option.

                  (d) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 9. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement, including, in the Committee's discretion, and subject to such terms, conditions and limitations as the Committee may prescribe, payment in accordance with a "cashless exercise" arrangement established by the Committee and/or in Stock owned by the Optionee or by the Optionee and his or her spouse jointly and acquired more than six (6) months prior to such tender.

                  (e) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

                  (f) An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company or an Affiliate, as applicable. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised prior to expiration of such Option following termination of such continuous employment, directorship or consultancy, whether or not exercisable at the time of such termination, to the extent provided in the applicable Agreement.

                                                                       Exhibit A
                                                                          Page 8




                  (g) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                  (h) (i) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                           (ii) Notwithstanding any intent to grant ISOs, an
                  Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other "incentive stock option" plans of the Company, any Subsidiary and any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

                           (iii) No ISO shall be granted to an individual
                  otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

                  (i) An Option and any shares of Stock received upon the exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and which are specified in the Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

                  (j) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another corporation that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of

                                                                       Exhibit A
                                                                          Page 9



         the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

                  (k) Notwithstanding any other provision contained in the Plan to the contrary, the maximum number of shares of Stock which may be subject to Options granted under the Plan to any Optionee in any twelve
         (12) month period shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares of Stock subject to Options which are canceled shall continue to be counted against the Award Limit and if, after the grant of an Option, the price of shares subject to such Option is reduced and the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted shall be counted against the Award Limit.

                  7. TRANSFER, LEAVE OF ABSENCE. A transfer of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Option (in the case of ISOs, to the extent permitted by the Code).

                  8. RIGHTS OF EMPLOYEES AND OTHER PERSONS. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

                  (b) Nothing contained in the Plan or in any Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee's employment or any director's directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

                  (c) The adoption of the Plan shall not be deemed to give any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Option.

                  (d) Nothing contained in the Plan or in any Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

                  9. TAX WITHHOLDING OBLIGATIONS. (a) The Company and/or any Affiliate are authorized to take whatever actions are necessary and proper to satisfy all obligations of Optionees (including, for purposes of this Section 9, any other person entitled to exercise an Option pursuant to the Plan or an Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 9).

                  (b) Each Optionee shall (and in no event shall Stock be delivered to such Optionee with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Optionee for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Option, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Optionee to (i) elect withholding by the Company of Stock otherwise deliverable to such Optionee pursuant to his or her Option

                                                                       Exhibit A
                                                                         Page 10



(provided, HOWEVER, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and foreign withholding obligations using the minimum statutory rate) and/or (ii) tender to the Company Stock owned by such Optionee (or by such Optionee and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee.

                  10. CHANGES IN CAPITAL. (a) The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                  (b)(i) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Options may be granted, the Award Limit, and the number, class and kind of shares under each outstanding Option and the exercise price per share applicable to any such Options shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or otherwise necessary to reflect any such change.

                           (ii) Fractional shares of Stock resulting from any adjustment in Options pursuant to Section 10(b)(i) shall be aggregated until, and eliminated at, the time of exercise of the affected Options. Notice of any adjustment shall be given by the Committee to each Optionee whose Option has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

                  (c)  In the event of a Change in Control:

                           (i) Immediately prior thereto, all outstanding Options shall be accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Agreement.

                           (ii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price shall remain the same and the amount of shares or other securities subject to the Option shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Optionee if the Option had been exercised in full (or with respect to a portion of such Option, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Optionee exchanged all of such shares in the transaction.

                                                                       Exhibit A
                                                                         Page 11



                           (iii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

                           (iv) The Committee may, in its discretion, provide that an Option cannot be exercised after such a Change in Control, to the extent that such Option is or becomes fully exercisable on or before such Change in Control or is subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs
         (i), (ii) or (iii) of this Section 10.

                  No Optionee shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Optionee. Any actions or determinations of the Committee under this subsection 10(c) need not be uniform as to all outstanding Options, nor treat all Optionees identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

                  (d) If, as a result of a Change in Control transaction, an ISO fails to qualify as an "incentive stock option," within the meaning of Section 422 of the Code, either because of the failure of the Optionee to meet the holding period requirements of Code Section 422(a)(1) (a "Disqualifying Disposition") or the exercisability of such Option is accelerated pursuant to
Section 10(c)(i), or any similar provision of the applicable Agreement, in connection with such Change in Control and such acceleration causes the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which such Option, together with any other "incentive stock options," as provided in Section 6(h)(ii), are exercisable for the first time by such Optionee during the calendar year in which such accelerated exercisability occurs to exceed the limitations set forth in Section 6(h)(ii) (a "Disqualified Option"); or any other exercise, payment, acceleration, adjustment or conversion of an Option in connection with a Change in Control transaction results in any additional taxes imposed on an Optionee, then the Company may, in the discretion of the Committee, make a cash payment to or on behalf of the Optionee who holds any such Option equal to the amount that will, after taking into account all taxes imposed on the Disqualifying Disposition or other exercise, payment, acceleration, adjustment or conversion of the Option, as the case may be, and the receipt of such payment, leave such Optionee in the same after-tax position the Optionee would have been in had the Code Section 422(a)(1) holding period requirements been met at the time of the Disqualifying Disposition or had the Disqualified Option continued to qualify as an "incentive stock option," within the meaning of Code Section 422 on the date of such exercise or otherwise equalize the Optionee for any such taxes; PROVIDED, HOWEVER, that the amount, timing and recipients of any such payment or payments shall be subject to such terms, conditions and limitations as the Committee shall, in its discretion, determine. Without limiting the generality of the PROVISO contained in the immediately preceding sentence, in determining the amount of any such payment or payments referred to therein, the Committee may adopt such methods and assumptions as it considers appropriate, and the Committee shall not be required to examine or take into account the individual tax liability of any Optionee.

                  11. MISCELLANEOUS PROVISIONS. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Option. Proceeds from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

                                                                       Exhibit A
                                                                         Page 12



                  (b) Except as otherwise provided in this paragraph (b) of
Section 11 or by the Committee, an Option by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by him or her. An Agreement may permit the exercise or payment of an Optionee's Option (or any portion thereof) after his or her death by or to the beneficiary most recently named by such Optionee in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee's beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Optionee's estate or the proper legatee or distributee thereof or the named beneficiary of such Optionee, or the valid transferee of such Option, as applicable.

                  (c) (i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state, Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

                  (ii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Option is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

                  (iii) Upon termination of any period of suspension under this
         Section 11(c), any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Option.

                  (d) The Committee may require each person receiving Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. Any such restrictions shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

                  (e) By accepting any benefit under the Plan, each Optionee and each person claiming under or through such Optionee shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

                  (f) In the discretion of the Committee, an Optionee may elect irrevocably (at a time and in a manner determined by the Committee) prior to exercising an Option that delivery of shares of Stock upon such exercise shall be deferred until a future date and/or the occurrence of a future event or events, specified in such

                                                                       Exhibit A
                                                                         Page 13

election. Upon the exercise of any such Option and until the delivery of any deferred shares, the number of shares otherwise issuable to the Optionee shall be credited to a memorandum account in the records of the Company or its designee and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner determined by the Committee, until all shares of Stock credited to such Optionee's memorandum account shall become issuable pursuant to the Optionee's election.

                  (g) The Committee may, in its discretion, extend one or more loans to Optionees who are directors, key employees or consultants of the Company or an Affiliate in connection with the exercise or receipt of an Option granted to any such individual. The terms and conditions of any such loan shall be established by the Committee.

                  (h) Except with respect to Incentive Stock Options granted under the Predecessor Plan (within the meaning of the Predecessor Plan) and outstanding on the Effective Date, subject to approval of the Plan by the Company's shareholders, in accordance with Section 15, the provisions of the Plan shall apply to and govern all stock options granted under the Predecessor Plan and, unless otherwise determined by the Committee, such stock options granted under the Predecessor Plan shall be deemed to be amended to provide any additional rights applicable to Options hereunder, subject to the right of any affected participant in the Predecessor Plan to refuse to consent to such amendment pursuant to the terms and conditions of the Predecessor Plan and the applicable option or award agreement between the Company and such participant.

                  (i) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate (other than the Predecessor Plan, as provided in paragraph (h) of this Section 11), or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, employees or consultants or grant or assume options or other rights otherwise than under the Plan.

                  (j) The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to such state's conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

                  (k) The words "Section," "subsection" and "paragraph" herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  (l) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Options granted hereunder.

                  12. LIMITS OF LIABILITY. (a) Any liability of the Company or an Affiliate to any Optionee with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

                  (b) None of the Company, any Affiliate, any member of the Committee or the Board or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

                  13. LIMITATIONS APPLICABLE TO CERTAIN OPTIONS SUBJECT TO EXCHANGE ACT SECTION 16 AND CODE SECTION 162(m). Unless stated otherwise in the Agreement, notwithstanding any other provision of the Plan, any Option granted to an officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are

                                                                       Exhibit A
                                                                         Page 14

requirements for the application of such exemptive rule, and the Plan and applicable Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, unless stated otherwise in the Agreement, notwithstanding any other provision of the Plan, any Option granted to an employee of the Company or an Affiliate intended to qualify as "other performance-based compensation" as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder (including any amendment to any of the foregoing) that are requirements for qualification as "other performance-based compensation" as described in Section 162(m)(4)(C) of the Code, and the Plan and applicable Agreement shall be deemed amended to the extent necessary to conform to such requirements.

                  14. AMENDMENTS AND TERMINATION. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; PROVIDED, HOWEVER, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code; (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (iii) any other applicable law, regulation or rule), would:

                  (a) except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan or increase the limitations set forth in Section 6(k) on the maximum of shares of Stock that may be subject to Options granted to an Optionee;

                  (b) except as is provided in Section 10, decrease the minimum option exercise price requirements of Section 6(a);

                  (c) change the class of persons eligible to receive Options under the Plan; or

                  (d) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

                  The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Optionee without his or her written consent.

                  15. DURATION. Following the adoption of the Plan by the Board, the Plan shall become effective as of the date on which it is approved by the holders of a majority of the Company's outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting (the "Effective Date"), which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board.

The Plan shall terminate upon the earliest to occur of:

                  (a) the effective date of a resolution adopted by the Board terminating the Plan;

                  (b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions; or

                  (c)      ten (10) years from the Effective Date.

No Option may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this
Section 15; HOWEVER, Options theretofore granted may extend beyond such date.

                                                                       Exhibit A
                                                                         Page 15



                  No such termination of the Plan shall affect the previously accrued rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.

                                                                       EXHIBIT B

                               EMCORE CORPORATION
                        2000 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE XVI
                                  ESTABLISHMENT



      PURPOSE

The Emcore Corporation 2000 Employee Stock Purchase Plan (the "Plan") is hereby established by Emcore Corporation (the "Company"), the purpose of which is to provide a method whereby employees of the Company or any Designated Subsidiary (as defined herein), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Plan is also established to help promote the overall financial objectives of the Company's stockholders by promoting those persons participating in the Plan to achieve long-term growth in stockholder equity. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code and the regulations promulgated thereunder.

                                  ARTICLE XVII
                                   DEFINITIONS

           The following words and phrases, as used herein, shall have the meanings indicated unless the context clearly indicates to the contrary:

      17.01 ACCOUNT shall mean the bookkeeping account established on behalf of a Participant to which is credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock, or withdrawals, pursuant to the Plan. Such Account shall remain unfunded as described in Section 8.11 of the Plan.

      17.02 AFFILIATE shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. Any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

      17.03 AGREEMENT shall mean, either individually or collectively, any subscription, enrollment and/or withholding agreement, in the form prescribed by the Committee, entered into pursuant to the Plan between the Company or a Designated Subsidiary and a Participant. Such Agreement shall be an authorization for the Company or a Designated Subsidiary to withhold amounts from such Participant's Compensation, at the Contribution Rate specified in the Agreement, to be applied to purchase Common Stock.

      17.04 BENEFICIAL OWNERSHIP (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

      17.05 BENEFICIARY shall mean the person specified by a Participant in his or her most recent written designation that is filed with the Committee to receive any benefits under the Plan in the event of such Participant's death, in accordance with Section 8.01.

      17.06 BOARD shall mean the Board of Directors of the Company

      17.07 CHANGE IN CONTROL shall mean the occurrence of any of the following:

                  (a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards

                                                                       Exhibit B
                                                                          Page 2



         granted under the Plan or compensatory options or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; PROVIDED, HOWEVER, in determining whether a Change in Control has occurred pursuant to this Section 2.07(a), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

                  (b) the individuals who, immediately prior to the Effective Date, are members of the Board (the "INCUMBENT BOARD"), cease for any reason to constitute at least a majority of the members of the Board; PROVIDED, HOWEVER, that if the election, or nomination for election, by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange
         Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "PROXY CONTEST") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c) the consummation of:

                           (1) a merger, consolidation or reorganization
                  involving the Company unless:

                               (A) the stockholders of the Company, immediately
                           before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "SURVIVING CORPORATION") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                               (B) the individuals who were members of the
                           Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                               (C) no Person, OTHER THAN (i) the Company, (ii)
                           any Related Entity (as defined in Section 2.20),
                           (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities
                           (a transaction described in clauses (A) through (C) above is referred to herein as a "NON-CONTROL TRANSACTION");

                           (2) a complete liquidation or dissolution of the
                  Company; or

                           (3) an agreement for the sale or other disposition of
                  all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "SUBJECT PERSON") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by

                                                                       Exhibit B
                                                                          Page 3



reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, PROVIDED that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur.

         17.08 COMMISSION shall mean the Securities and Exchange Commission or any successor entity or agency.

         17.09 COMMITTEE shall mean the Plan Committee of the Board as described in Article VII.

         17.10 COMPENSATION shall mean, for the relevant period, (a) the total compensation paid in cash to a Participant by the Company and/or a Designated Subsidiary, including salaries, wages, commissions, overtime pay, shift premiums, bonuses, and incentive compensation, plus (b) any pre-tax contributions made by a Participant under Section 401(k) or 125 of the Code. COMPENSATION shall exclude non-cash items, moving or relocation allowances, geographic hardship pay, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance or notice pay, fringe benefits, contributions (except as provided in clause (b) of the immediately preceding sentence) or benefits received under employee benefit or deferred compensation plans or arrangements, income attributable to stock options and similar items.

         17.11 COMMON STOCK shall mean shares of common stock of the Company, without par value, or the common stock of any successor to the Company, which is designated for the purposes of the Plan.

         17.12 CONTRIBUTION RATE shall be that rate of contribution of Compensation to the Plan stated in the Agreement, subject to determination in accordance with Article IV.

         17.13 DESIGNATED SUBSIDIARY shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         17.14 EFFECTIVE DATE shall mean April 1, 2000.

         17.15 ELIGIBLE EMPLOYEE shall mean any individual who is employed on a full-time or part-time basis by the Company or a Designated Subsidiary on an Enrollment Date, except that the Committee in its sole discretion may exclude:

                  (i) employees whose customary employment is not more than 20 hours per week;

                  (ii) employees whose customary employment is for not more than five months in any calendar year; and

                  (iii) employees who are considered to be a highly compensated employee of the Company or Designated Subsidiary within the meaning of Section 414(q) of the Code.

As of the Effective Date, and unless and until the Committee determines otherwise, only those employees described in Section 2.15(i) and (ii) are excluded from the class of Eligible Employees.

         17.16 ENROLLMENT DATE shall mean the first day of each Offering Period.

         17.17 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

         17.18 EXERCISE DATE shall mean the last day of each Offering Period.

                                                                       Exhibit B
                                                                          Page 4



         17.19 FAIR MARKET VALUE of a share of Common Stock as of a given date shall mean: (i) if the Common Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, the Nasdaq National Market), the mean of the highest and lowest sale prices for a share of the Common Stock on the composite tape or in Nasdaq National Market trading as reported in THE WALL STREET JOURNAL (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Common Stock is not then listed or admitted to trading on such a stock exchange, the mean of the closing representative bid and asked prices for the Common Stock on such date as reported by the Nasdaq Small Cap Market or, if not so reported, by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Common Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above are practicable, the fair market value of a share of Common Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date.

         17.20 NON-CONTROL ACQUISITION shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "RELATED ENTITY"), (2) the Company or any Related Entity, (3) any of Thomas Russell, The AER Trust 1997, Robert Louis-Dreyfus, Gallium Enterprises, Inc. and Reuben Richards, or (4) any Person in connection with a Non-Control Transaction.

         17.21 OFFERING PERIOD shall mean a period as determined by the Committee during which a Participant's Option may be exercised and the accumulated value of the Participant's Account may be applied to purchase Common Stock. Unless otherwise specified by the Committee, the initial Offering Period will begin on the Effective Date and end on the last Trading Day on or before December 31st of the same calendar year. Thereafter, each successive Offering Period shall consist of twelve-month periods commencing on the first Trading Day on or after January 1st of each calendar year and ending on the last Trading Day on or before December 31st of such year. The duration of Offering Periods may be changed by the Committee or the Board pursuant to Section 3.06 or 5.04.

         17.22 OPTION shall mean the right to purchase the number of shares of Common Stock specified in accordance with the Plan at a price and for a term fixed in accordance with the Plan, and subject to such other limitations and restrictions as may be imposed by the Plan or the Committee in accordance with the Plan.

         17.23 OPTION PRICE shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or Exercise Date, whichever is lower.

         17.24 PARTICIPANT shall mean an Eligible Employee who satisfies the eligibility conditions of Article III, and to whom an Option has been granted by the Committee under the Plan.

         17.25 PERSON shall mean "person" as such term is used for purposes of
Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

         17.26 PLAN YEAR shall mean the period of twelve (12) or fewer consecutive months commencing on the Effective Date and ending on December 31st of the same calendar year, and the twelve (12) consecutive month period ending the last day of each December of each calendar year thereafter. The Committee may at any time designate another period as the Plan Year.

         17.27 RESERVES shall mean the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under an Option.

                                                                       Exhibit B
                                                                          Page 5



         17.28 SECURITIES ACT shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

         17.29 SUBSIDIARY shall mean any present or future corporation, domestic or foreign, which is or would be a "subsidiary corporation," as defined under
Section 424(f) of the Code, of the Company.

         17.30 TRADING DAY shall mean a day on which national stock exchanges are open for trading.

         17.31 VOTING SECURITIES shall mean all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

                                  ARTICLE XVIII
                          ELIGIBILITY AND PARTICIPATION

         18.01 INITIAL ELIGIBILITY

         Any individual who is otherwise an Eligible Employee and who is employed with the Company or a Designated Subsidiary on the Effective Date or becomes employed with the Company or a Designated Subsidiary after the Effective Date and is otherwise an Eligible Employee, may participate in the Plan immediately beginning with the first Offering Period that occurs concurrent with or next following either the Effective Date or that individual's initial date of such employment.

         18.02 LEAVE OF ABSENCE

         For purposes of the Plan, an individual's employment relationship is still considered to be continuing intact while such individual is on sick leave, or other leave of absence approved by the Committee or the Participant's supervisor; PROVIDED, HOWEVER, that if the period of leave of absence exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

         18.03 ELIGIBILITY RESTRICTIONS

         Notwithstanding any provisions of the Plan to the contrary, no employee of the Company or a Designated Subsidiary shall be granted an Option under the
Plan:

                  (a) if, immediately after the Option is granted, applying the rules under Section 424(d) of the Code to determine Common Stock ownership, such employee would own, immediately after the Option is granted, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; or

                  (b) which permits such employee's rights to purchase stock under the Plan and any other employee stock purchase plans of the Company or any Subsidiary to accrue at a rate that exceeds $25,000 (or such other amount as may be adjusted from time to time under applicable provisions of the Code or Regs) in Fair Market Value of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

         18.04 PARTICIPATION

         (a) An Eligible Employee may commence participation by completing an Agreement authorizing payroll deductions and filing it with the payroll office of the Company prior to the applicable Enrollment Date. Such an Eligible Employee is referred to as a Participant.

         (b) Any payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VI.

         18.05 OPTION GRANT

         On the Enrollment Date of each Offering Period, each Participant participating in the Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period (at the appropriate Option Price) up

                                                                       Exhibit B
                                                                          Page 6


to a number of shares of Common Stock as determined by dividing the particular Participant's payroll deductions that have accumulated prior to such Exercise Date and retained in such Participant's Account as of that Exercise Date by the appropriate Option Price. Such purchase of shares of Common Stock shall be subject to the limitations under Sections 3.03 and 3.09. Exercise of the Option shall occur as provided in Section 3.07, unless the Participant has withdrawn as provided in Article VI. The Option shall expire on the last day of the Offering Period. The Committee may determine that there shall be no Options granted under the Plan for any particular Plan Year.

         18.06 OFFERING PERIOD

         The Plan shall be implemented by consecutive Offering Periods of Common Stock. Each Agreement shall specify the Offering Period for which the Option is granted, which shall be determined by the Committee in accordance with the Plan. The Committee shall have the authority to change the duration of Offering Periods, including the commencement dates thereof, with respect to future offerings without approval of the Company's stockholders. Under such circumstances, any change to the Offering Periods shall be announced at least ten (10) days prior to the scheduled beginning of the initial Offering Period to be affected. In no event, however, shall an Offering Period extend beyond the period permitted under Section 423(b)(7) of the Code.

         18.07 EXERCISE OF OPTION

         Unless a Participant provides written notice to the Company, or withdraws from the Plan as provided in Article VI, his Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Option shall be purchased for such Participant at the applicable Option Price, using the accumulated payroll deductions in his Account, subject to the limitations under Sections 3.03 and
3.09. No fractional shares shall be purchased. Any payroll deductions accumulated in an Account that are not sufficient to purchase a full share of Common Stock shall be retained in the Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Article
VI. Any other monies remaining in a Participant's Account after the Exercise Date shall be returned to the Participant or his Beneficiary in cash, without interest. During a Participant's lifetime, such Participant's Option is exercisable only by such Participant.

         18.08 DELIVERY OF STOCK

         (a) As promptly as practical after each Exercise Date on which a purchase of Common Stock occurs, the Company shall arrange the delivery to each Participant, or his Beneficiary, of a certificate representing the shares of Common Stock purchased upon exercise of such Participant's Option, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee unless the Participant has delivered to the Committee a written election that certificates representing such shares be issued to him. Shares of Common Stock issued upon exercise of an Option and delivered to or for the benefit of a Participant or Beneficiary will be registered in the name of such Participant or Beneficiary, as the case may be. Alternatively, at the direction of a Participant through written notice to the Committee at least ten (10) days prior to the applicable Exercise Date, such shares shall be registered in the names of such Participant and one other person as may be designated by the Participant, as joint tenants with rights of survivorship, community property or as tenants by the entirety, to the extent permitted by applicable law.

         (b) The Committee may require a Participant or his Beneficiary to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of such Participant's Option within: (i) two (2) years from the date of granting of such Option to such Participant, (ii) one (1) year from the transfer of such shares of Common Stock to such Participant, or (iii) such other period as the Committee may from time to time determine.

         18.09 MAXIMUM NUMBER OF SHARES

         In no event shall the number of shares of Common Stock that a Participant may purchase during any one Offering Period under the Plan exceed the number of shares determined by (a) multiplying twenty percent (20%) of the amount of the Participant's Compensation for the payroll period immediately preceding the date he is first granted an Option for such Offering Period by the number of payroll periods from such date to the end of such Offering Period, and
(b) dividing that product by 85% of the Fair Market Value of a share of Common Stock on such date.

                                                                       Exhibit B
                                                                          Page 7



         18.10 WITHHOLDING

         At the time an Option is exercised, or at the time some or all of the Common Stock that is issued under the Plan is disposed of, the Company may withhold from any Compensation or other amount payable to the applicable Participant, or require such Participant to remit to the Company (or make other arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of), the amount necessary for the Company to satisfy any Federal, state or local taxes required by law to be withheld with respect to the shares of Common Stock subject to such Option or disposed of, as a condition to delivery of any certificate or certificates for any such shares of Common Stock. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state or local tax or withholding obligations with respect to such payments.

                                   ARTICLE XIX
                               PAYROLL DEDUCTIONS

         19.01 CONTRIBUTION RATE

         (a) At the time a Participant files an Agreement with the Committee authorizing payroll deduction, he may elect to have payroll deductions made on each payday during the Offering Period, and such Contribution Rate shall be a minimum of one percent (1%) and a maximum of ten percent (10%) of the Participant's Compensation in effect on each payroll period during the Offering Period, unless the Committee determines otherwise in a manner applicable uniformly to all Participants. The payroll deductions shall only be made in whole percentages of the Participant's Compensation. Participants may not make any separate cash payments outside payroll deductions under the Plan except as otherwise provided in Section 5.04(d) in the event of a Change in Control.

         (b) A Participant may discontinue his participation in the Plan as provided in Article VI, or may elect to decrease the rate of his payroll deductions during the Offering Period by filing a new Agreement with the Committee that authorizes a change in his Contribution Rate. Such election by the Participant to decrease his Contribution Rate shall only be permitted once during each Offering Period. The Committee may, in its discretion, in a fair and equitable manner, limit the number of Participants who change their Contribution Rate during any Offering Period. Any such change in Contribution Rate accepted by the Committee shall be effective with the first full payroll period following ten (10) business days after the Committee's receipt of the new Agreement authorizing the new Contribution Rate, unless the Committee elects to process a change in the Contribution Rate more quickly. A Participant's authorization to change his Contribution Rate shall remain in effect for successive Offering Periods unless terminated as provided in Article VI.

         (c) Notwithstanding the foregoing provisions of this Section 4.01, the Committee may decrease a Participant's Contribution Rate, but not below zero percent, at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code or Section 3.03 of the Plan. To the extent necessary in such case, payroll deductions shall recommence at the rate provided in such Participant's Agreement at the beginning of the first Offering Period that is scheduled to begin in the following Plan Year, unless the Participant withdraws from the Plan in accordance with Article VI.

         19.02 PARTICIPANT ACCOUNT

         All payroll deductions made for a Participant shall be credited to his Account under the Plan.

         19.03 INTEREST

         No interest shall accrue on the payroll deductions of a Participant under the Plan. In addition, no interest shall be paid on any and all money that is distributed to a Participant, or his Beneficiary, pursuant to the provisions of Sections 6.01 and/or 6.03.

                                                                       Exhibit B
                                                                          Page 8

                                   ARTICLE XX
                                  COMMON STOCK

         20.01 SHARES PROVIDED

         (a) The maximum number of shares of Common Stock that may be issued under the Plan shall be 500,000 shares. This number is subject to an adjustment upon any changes in capitalization of the Company as provided in Section 5.04.

         (b) The Committee may determine, in its sole discretion, to include in the number of shares of Common Stock available under the Plan any shares of Common Stock that cease to be subject to an Option or are forfeited or any shares subject to an Option that terminates without issuance of shares of Common Stock actually being made to the Participant.

         (c) If the number of shares of Common Stock that Participants become entitled to purchase under the Plan is greater than the shares of Common Stock offered in a particular Offering Period or remaining available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participants in such manner as the Committee determines is fair and equitable.

         20.02 PARTICIPANT INTEREST

         The Participant shall have no interest as a shareholder, including, without limitation, voting or dividend rights, with respect to shares of Common Stock covered by his Option until such Option has been exercised in accordance with the Plan and his Agreement.

         5.03 RESTRICTION OF SHARES UPON EXERCISE

         The Committee may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed upon a stock exchange, and that either:

         (a) a registration statement under the Securities Act with respect to the shares shall be effective, or

         (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

         5.04 CHANGES IN CAPITAL

         (a) Subject to any required action by the shareholders of the Company, upon changes in the outstanding Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or exchange of shares, merger, recapitalization, consolidation, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), reorganization, reclassification, or increase or decrease in the number of shares of capital stock of the Company effected without receipt of full consideration therefor, or any other similar change affecting the Company's capital structure, the Committee shall make appropriate adjustments, in its discretion, to, or substitute, as applicable, the number, class and kind of shares of stock available for Options under the Plan, outstanding Options and the Reserves, the maximum number of shares that a Participant may purchase per Offering Period, the Option Prices of outstanding Options and any other characteristics or terms of the Options or the Plan as the Committee shall determine are necessary or appropriate to reflect equitably the effects of such changes to the Participants; PROVIDED, HOWEVER, that any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall be reasonably determined by the Committee. Notice of any such adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment, whether or not such notice has been given, shall be effective and binding for all purposes of the Plan.

         (b) The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or a Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of the Company's or a Subsidiary's assets or business or any other corporate act or proceeding.

                                                                       Exhibit B
                                                                          Page 9


         (c) The Board may at any time terminate an Offering Period then in progress and provide, in its discretion, that Participants' then outstanding Account balances shall be used to purchase shares pursuant to Article III or returned to the applicable Participants.

         (d) In the event of a Change in Control, the Committee may, in its discretion:

         (i) permit each Participant to make a single sum payment with respect to his outstanding Option before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining until the Exercise Date, and provide for termination of the Offering Period then in progress and purchase of shares pursuant to Article III; or

         (ii) provide for payment in cash to each Participant of the amount standing to his Account plus an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Common Stock, or, if higher, the highest Fair Market Value of the Common Stock during the 30 consecutive Trading Days immediately prior to the closing date or expiration date of such transaction, less the Option Price of the Participant's Option (determined for all purposes of this Section 5.04(d)(ii) using such closing or termination date as the Exercise Date in applying Section 2.23), multiplied by the number of full shares of Common Stock that could have been purchased for such Participant immediately prior to the Change in Control with the amount standing to his Account at the Option Price, and that all Options so paid shall terminate.

                                   ARTICLE XXI
                                   WITHDRAWAL

         21.01 GENERAL

         By written notice to the Committee, at any time prior to the last day of any particular Offering Period, a Participant may elect to withdraw all of the accumulated payroll deductions in his Account at such time. All of the accumulated payroll deductions credited to such withdrawing Participant's Account shall be paid to such Participant promptly after receipt of his written notice of withdrawal. In addition, upon the Participant's written notice of withdrawal, the Participant's Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares on behalf of such Participant shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Committee a new Agreement authorizing payroll deductions.

         21.02 EFFECT ON SUBSEQUENT PARTICIPATION

         A Participant's withdrawal from an Offering Period shall not have any effect upon his eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Subsidiary or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

         21.03 TERMINATION OF EMPLOYMENT

         Upon termination of employment as an Eligible Employee, for any reason, a Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant's Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant, or, in the case of a Participant's death, the payroll deductions credited to such deceased Participant's Account shall be paid to his Beneficiary or Beneficiaries, and the Participant's Option shall be automatically terminated. A transfer of a Participant's employment between or among the Company and any Designated Subsidiary or Designated Subsidiaries shall not be treated as a termination of employment for purposes of the Plan.

                                                                       Exhibit B
                                                                         Page 10


                                  ARTICLE XXII

                                 ADMINISTRATION

         22.01 GENERALLY

         The Plan shall be administered by a committee the members of which are appointed by the Board. The Committee shall consist of no fewer than three (3) members. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to any matters which under any applicable law, regulation or rule are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. In addition, the Board shall have discretionary authority to designate, from time to time, without approval of the Company's stockholders, those Subsidiaries that shall be Designated Subsidiaries, the employees of which are eligible to participate in the Plan.

         22.02 AUTHORITY OF THE COMMITTEE

         The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 7.01, subject to the express provisions of the Plan, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any Agreements, determine eligibility to participate in the Plan, adopt rules and regulations for administering the Plan, adjudicate and determine all disputes arising under or in connection with the Plan, determine whether a particular item is included in "Compensation," and make all other determinations deemed necessary or advisable for administering the Plan. Decisions, actions and determinations by the Committee with respect to the Plan or any Agreement shall be final, conclusive and binding on all parties. Except to the extent prohibited by applicable law or the rules of a stock exchange, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any member or members of the management of the Company, and revoke any such delegation.

         22.03 APPOINTMENT

         The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, on the Committee. The Committee may select one member as its Chair and shall hold its meetings at such times and places as it shall deem advisable. It may also hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent the Committee determines to be desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                                                       Exhibit B
                                                                         Page 11

                                  ARTICLE XXIII

                                  MISCELLANEOUS


         23.01 DESIGNATION OF BENEFICIARY

         (a) A Participant may file with the Committee a written designation of a Beneficiary who is to receive any Common Stock and/or cash from the Participant's Account in the event of such Participant's death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Common Stock and cash. Unless a Participant's written Beneficiary designation states otherwise, the designated Beneficiary shall also be entitled to receive any cash from the Participant's Account in the event of such Participant's death prior to exercise of his Option.

         (b) A Participant's designation of Beneficiary may be changed by the Participant at any time by written notice to the Committee. In the event of the death of a Participant and in the absence of a valid Beneficiary designation under the Plan at the time of such Participant's death, the Company shall deliver the shares and/or cash to which the deceased Participant was entitled under the Plan to the executor or administrator of the estate of such Participant. If no such executor or administrator has been appointed as can be determined by the Committee, the Company shall deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate. Any such delivery or payment shall be a complete discharge of the obligations and liabilities of the Company, the Subsidiaries, the Committee and the Board under the Plan.

         23.02 TRANSFERABILITY

         Neither payroll deductions credited to the Participant's Account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will, the laws of descent and distribution, or as provided under Section 8.01. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Article VI.

         23.03 CONDITIONS UPON ISSUANCE OF SHARES

         (a) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option may be exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

         (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may be in the circumstances unlawful, contravene the requirements of any stock exchange, or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Common Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

         (c) The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Common Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. The certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

                                                                       Exhibit B
                                                                         Page 12

         23.04 PARTICIPANTS BOUND BY PLAN

         By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

         23.05 USE OF FUNDS

         All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         23.06 AMENDMENT OR TERMINATION

         The Board may terminate, discontinue, amend or suspend the Plan at any time, with or without notice to Participants. No such termination or amendment of the Plan may materially adversely affect the existing rights of any Participant with respect to any outstanding Option previously granted to such Participant, without the consent of such Participant, except for any amendment or termination permitted by Section 5.04. In addition, no amendment of the Plan by the Board shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares that may be issued under the Plan or that any Participant may purchase under the Plan in any Offering Period, except pursuant to Section 5.04; (ii) change the class of employees eligible to receive Options under the Plan, except as provided by the Board pursuant to the last sentence of Section 7.01; or (iii) change the formula by which the Option Price is determined under the Plan.

         23.07 NO EMPLOYMENT RIGHTS

         The Plan does not, either directly or indirectly, create an independent right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan. In addition, the Plan does not create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and the Plan shall not be deemed to interfere in any way with the Company's or any Subsidiary's employment at will relationship with the employee and/or interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time or for any or no reason.

         23.08 INDEMNIFICATION

         No current or previous member of the Board, or the Committee, nor any officer or employee of the Company acting on behalf of the Board, or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan. All such members of the Board or the Committee and each and every officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation of the Plan. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation, or Bylaws, as a matter of law or otherwise.

         23.09 CONSTRUCTION OF PLAN

         Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely. The words "Article" and "Section" herein shall refer to provisions of the Plan, unless expressly indicated otherwise.

         23.10 TERM OF PLAN

         Following the adoption of the Plan by the Board, and approval of the Plan by the shareholders of the Company who are present and represented at a special or annual meeting of the shareholders where a quorum is

                                                                       Exhibit B
                                                                         Page 13



present, which approval must occur not earlier than one (1) year before, and not later than one (1) year after, the date the Plan is adopted by the Board, the Plan shall become effective on the Effective Date.

         23.11 UNFUNDED STATUS OF PLAN

         The Plan shall be an unfunded plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments, PROVIDED that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         23.12 GOVERNING LAW

         The law of the State of New Jersey will govern all matters relating to the Plan except to the extent such law is superseded by the laws of the United States.

                               EMCORE CORPORATION
                              394 ELIZABETH AVENUE
                           SOMERSET, NEW JERSEY 08873

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS

                               EMCORE CORPORATION

  P               The undersigned hereby appoints Reuben F. Richards and Thomas
  R      G. Werthan, and each of them, as proxies for the undersigned, each with
  O      full power of substitution, for and in the name of the undersigned to
  X      act for the undersigned and to vote, as designated on the reverse side
  Y of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of the Company, to be held on February 16, 2000 or at any adjournments or postponements thereof.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED



  SEE                                                                  SEE
REVERSE              CONTINUED AND TO BE SIGNED ON REVERSE SIDE      REVERSE
 SIDE                                                                  SIDE







[X]  Please mark votes as in this example.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and
4.

1.       ELECTION OF DIRECTORS

         VOTE FOR all nominees listed
         at right except vote withheld
         from the following nominee(s)             VOTE WITHHELD
                  (If any) [ ]                     from all nominees [ ]

         NOMINEES:                  Thomas G. Werthan
                                    Hugh H. Fenwick
                                    Shigeo Takayama

(Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)

2.       RATIFICATION OF DELOITTE & TOUCHE, LLP AS THE COMPANY'S INDEPENDENT
         AUDITORS

                           FOR                                AGAINST
                           [ ]                                  [ ]

3.       EMCORE's 2000 STOCK OPTION PLAN

                           FOR                                AGAINST
                           [ ]                                  [ ]

4.       EMCORE's EMPLOYEE STOCK PURCHASE PLAN

                           FOR                                AGAINST
                           [ ]                                  [ ]

5. Upon such other business as may properly come before the Annual Meeting of any adjournment thereof.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1), "FOR" THE RATIFICATION OF THE AUDITORS IN PROPOSAL (2), "FOR" THE APPROVAL OF EMCORE'S 2000 STOCK OPTION PLAN IN PROPOSAL (3), AND "FOR" THE APPROVAL OF EMCORE'S EMPLOYEE STOCK PURCHASE PLAN IN PROPOSAL (4).

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 1999 Annual Report to Shareholders.

DATE:                                       SIGNATURE:
     --------------------------                       --------------------------

SIGNATURE (if held jointly):
                            ----------------------------------------------------


NOTE: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.